U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Materials Pursuant to §240.14a-12

GLYECO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLYECO, INC.

P.O. Box 387

Institute, WV 25112

Telephone: (304) 400-4006

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on March 13, 2019

The Notice of Special Meeting and Proxy Statement

are available at: http://www.proxyvote.com

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GLYECO, INC.

P.O. Box 387

Institute, WV 25112

Telephone: (304) 400-4006

Dear Stockholder:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders of GlyEco, Inc. (the “Annual Meeting”) on March 13, 2019 at 9:00 am (Eastern Time). The Annual Meeting will be held at the offices of Robinson Brog Leinwand Greene Genovese and Gluck P.C., located at 875 Third Avenue, 9th Floor, New York, NY 10022.

If you plan to attend the Annual Meeting in person, you must either call us at (304) 400-4006 or email us at info@glyeco.com on or before February ___, 2019 have your name placed on the attendance list. Only those stockholders whose names appear on the attendance list will be allowed to enter and attend the Annual Meeting. Please note that you will need to present picture identification to gain entrance to the Annual Meeting.

Enclosed please find our proxy statement and related materials. Whether or not you plan to attend the Annual Meeting, your vote is very important, and we encourage you to vote promptly. You may vote your shares of common stock, par value $0.0001 per share, of GlyEco, Inc. (the “Common Stock”) over the internet or by mail by following the instructions on the proxy card. If you do attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares of Common Stock in person. If you hold your shares of Common Stock through an account with a broker, nominee, fiduciary, or other custodian, please follow the instructions you receive from them to vote your shares of Common Stock.

On behalf of the Board of Directors of GlyEco, Inc., I would like to express our appreciation for your continued support of GlyEco, Inc.

Sincerely,

February [__], 2019	/s/ Richard Geib
Richard Geib
Chief Executive Officer

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GLYECO, INC.

P.O. Box 387

Institute, WV 25112

Telephone: (304) 400-4006

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 13, 2019

To Our Stockholders:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of GlyEco, Inc. (the “Company” or “GlyEco”) will be held on March 13, 2019, at 9:00 am (Eastern Time) at the offices of Robinson Brog Leinwand Greene Genovese and Gluck P.C., located at 875 Third Avenue, 9th Floor, New York, NY 10022, for the following purposes:

1.	To elect a board of directors of the Company (the “Board”) consisting of five (5) members to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected and qualified (“Proposal No. 1”);

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2.	To ratify the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (“Proposal No. 2”);

3.	To ratify the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal No. 3”);

4.	To consider and vote on a proposal to reincorporate the Company from the State of Nevada to the State of Delaware (“Proposal No. 4”);

5.	To approve, on an advisory basis, the compensation of the Company’s named executive officers (“Proposal No. 5”); and

6.	To transact such other business as may properly come before the Annual Meeting.

Your attention is directed to the accompanying proxy statement in which the foregoing items of business are more fully described. This proxy statement will be first mailed to stockholders on or about February __, 2019.

Only stockholders of record of the Common Stock at the close of business on February 5, 2019 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of stockholders as of the Record Date will be available during normal business hours for examination at our offices by any stockholder for any purpose relevant to the Annual Meeting for a period of ten (10) days prior to the Annual Meeting.

We hope that you can attend the Annual Meeting in person. However, even if you plan to attend, please vote your proxy as soon as possible, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares of Common Stock registered in different names or addresses, each proxy should be voted. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the Annual Meeting.

Our annual and quarterly reports are available at the “Investors — Stock Info” tab on our website at www.glyeco.com/investor_relations.

Thank you for your ongoing support of GlyEco. We look forward to seeing you at the Annual Meeting.

Institute, West Virginia	By Order of the Board of Directors,

February [__], 2019	/s/ Richard Geib
Richard Geib
Chief Executive Officer

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GLYECO, INC.

P.O. Box 387

Institute, WV 25112

Telephone: (304) 400-4006

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 13, 2019

This proxy statement contains information related to the 2019 Annual Meeting of Stockholders of GlyEco, Inc. (the “Annual Meeting”) to be held on March 13, 2019 at 9:00 am (Eastern Time) at the offices of Robinson Brog Leinwand Greene Genovese and Gluck P.C., located at 875 Third Avenue, 9th Floor, New York, NY 10022. This proxy statement will be first mailed to stockholders on or about February __, 2019.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1. Why did I receive these proxy materials?

We are providing the Notice of Annual Meeting, proxy statement and proxy card (collectively referred to herein as the “Proxy Materials”) in connection with the solicitation by the board of directors (the “Board”) of GlyEco, Inc., a Nevada corporation (referred to herein as “GlyEco,” the “Company,” “we,” “us,” and “our”), of proxies to be voted at the Annual Meeting. The proxies also may be voted at any adjournment of the Annual Meeting. This proxy statement contains information you may use when deciding how to vote in connection with the Annual Meeting.

2. When and where is the Annual Meeting, and who may attend?

The Annual Meeting will be held on March 13, 2019 at 9:00 am (Eastern Time) at the offices of Robinson Brog Leinwand Greene Genovese and Gluck P.C., located at 875 Third Avenue, 9th Floor, New York, NY 10022. Stockholders who are entitled to vote may attend the Annual Meeting, as well as our invited guests.

3. Who is entitled to vote at the Annual Meeting?

You are entitled to vote if you owned shares of our common stock, par value $0.0001 per share (the “Common Stock”), as of the close of business on February 5, 2019 (the “Record Date”). Each share of Common Stock is entitled to one vote and there is no cumulative voting. As of the Record Date, we had 1,383,731 shares of Common Stock issued and outstanding.

4. What do I need to do to attend the Annual Meeting?

If you plan to attend the Annual Meeting in person, you must either call us at (304) 400-4006 or email us at info@glyeco.com on or before February ___, 2019 to have your name placed on the attendance list. Only those stockholders whose names appear on the attendance list will be allowed to enter and attend the Annual Meeting. Please note that you will need to present picture identification to gain entrance to the Annual Meeting.

5. What proposals are being presented for stockholder vote at the Annual Meeting?

The following proposals will be considered and voted on at the Annual Meeting:

i.	The election of a Board consisting of five (5) members to serve until the next Annual Meeting or until their successors have been duly elected and qualified (Proposal No. 1);

ii.	The ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 2);

iii.	The ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 3);

vi.	The reincorporation of the Company from the State of Nevada to the State of Delaware (Proposal No. 4);

v.	The approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 5); and

vi.	Any other business that may properly come before the Annual Meeting.

6. How does the Board recommend that I vote?

The Board recommends that you vote your shares of Common Stock:

i.	Proposal No. 1 — “FOR” the election of each of Dwight Mamanteo, Charles F. Trapp, Frank Kneller, Scott Nussbaum and Richard Geib as directors of the Company;

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ii.	Proposal No. 2 — “FOR” the ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;

iii.	Proposal No. 3 — “FOR” the ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

iv.	Proposal No. 4 — “FOR” the reincorporation of the Company from the State of Nevada to the State of Delaware; and

v.	Proposal No. 5 — “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers.

7. Are there any other matters to be acted upon at the Annual Meeting?

We do not know of any other matter to be presented or acted upon at the Annual Meeting. If any matters not set forth in the Notice of Annual Meeting included in the Proxy Materials are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote thereon in accordance with their best judgment.

8. How many votes must be present to hold the Annual Meeting?

At least a majority of the shares of Common Stock entitled to vote on the matters to be considered at the Annual Meeting, or 691,866 shares of Common Stock as of the Record Date, must be present in person or by proxy to establish a quorum for the transaction of business at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and broker non-votes will count for purposes of establishing a quorum but will not count as votes cast on any matter.

9. How many votes are needed to approve each proposal?

i.	Proposal No. 1: Nevada law and the Company’s Amended and Restated Bylaws (the “Bylaws”) provide that directors are to be elected by a plurality of the votes of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Thus, the five (5) nominees who receive the most votes cast in their favor at the Annual Meeting shall be elected. Withheld votes and broker non-votes will have no effect.

ii.	Proposal No. 2: Pursuant to Nevada law and the Bylaws, the affirmative vote of a majority of the votes cast on the matter is required to ratify the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions will have no effect.

iii.	Proposal No. 3: Pursuant to Nevada law and the Bylaws, the affirmative vote of a majority of the votes cast on the matter is required to ratify the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will have no effect.

iv.	Proposal No. 4: Pursuant to Nevada law and the Bylaws, the affirmative vote of the holders of a majority of the voting power will be required for approval. Accordingly, the affirmative vote of a majority of the voting power is required to approve the reincorporation of the Company from the State of Nevada to the State of Delaware. Abstentions and broker non-votes will operate to prevent the approval of proposal to the same extent as a vote against such proposal.

v.	Proposal No. 5: The advisory approval of the compensation of our named executive officers must receive the affirmative vote of a majority of the votes cast on the proposal in order to be approved, although such vote will not be binding on us. Abstentions and broker non-votes will not be counted as participating in the voting and will therefore have no effect.

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10. How do I vote?

i.	In Person at the Annual Meeting: All stockholders may vote in person at the Annual Meeting;

ii.	By Internet: You can vote via the Internet by following the instructions provided in the meeting notice or by accessing the Internet at www.proxyvote.com and following the instructions contained on that website; or

iii.	By Mail: You can vote by mail by requesting a paper copy of the Proxy Materials be sent to your home address. Upon receipt of the materials, you may fill out the enclosed proxy card and return it per the instructions on the card.

Whether or not you plan to attend the Annual Meeting, we urge you to vote to ensure that your vote is counted. You may still attend the meeting and vote your shares if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you hold your shares in “street name” as a beneficial owner of shares registered in the name of your broker, bank or nominee (“broker”), you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

Instead of directing your broker how to vote your shares, you may elect to attend the Annual Meeting and vote your shares during the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker. Votes submitted during the Annual Meeting must be received no later than the closing of the polls at the Annual Meeting.

11. What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by (i) sending written notice to GlyEco, Inc., Attn: Corporate Secretary, at P.O. Box 387, Institute, WV 25112, (ii) timely delivering a valid, later-dated proxy, (iii) voting again over the Internet prior to the meeting date and time, or (iv) voting by ballot at the Annual Meeting. No such revocation will be effective, however, unless received by us at or prior to the Annual Meeting. Simply attending the Annual Meeting does not revoke your proxy.

If you are a beneficial owner and your shares are held in “street name” by your broker, to change your vote you should follow the instructions provided by your broker.

12. What if I do not specify a choice for a matter when returning a proxy?

Stockholder of Record.  Proxies that are signed and returned but do not contain voting instructions will be voted (1) “FOR” the election of each of Dwight Mamanteo, Charles F. Trapp, Frank Kneller, Scott Nussbaum and Richard Geib as directors of the Company, (2) “FOR” the ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (3) “FOR” the ratification of the selection of KMJ Corbin & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, (4) “FOR” the approval of the reincorporation of the Company from the State of Nevada to the State of Delaware, (5) “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (6) in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

If necessary, and unless the shares represented by the proxy are voted in a manner contrary to the manner described in the preceding sentence, the persons named in the proxy may also vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates, without further notice, in order to solicit and obtain sufficient votes to approve or disapprove any matters being considered at the Annual Meeting.

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Beneficial Owner. If you do not provide your broker with specific voting instructions, or if you do not obtain a legal proxy that gives you the right to vote the shares at the Annual Meeting, your shares will not be voted or counted with respect to Proposals 1, 4 and 5 which are non-routine proposals. Your broker has discretionary authority to vote your uninstructed shares with respect to Proposals 2 and 3, which are routine proposals. We urge you to provide instructions to your broker so that your votes may be counted on these important matters.

13. Will my shares of Common Stock be voted if I do not provide my proxy or instruction form?

If you are a stockholder of record and do not provide a proxy, you must attend the Annual Meeting in order to vote.

14. What does it mean if I receive more than one Notice of Annual Meeting?

If you received multiple meeting notices, it means that you hold your shares in different ways or in multiple accounts. You should vote all of your shares either in person, by Internet, or by mail.

15. Who will pay for the cost of this proxy solicitation?

We will bear the cost of this proxy solicitation.

16. May stockholders ask questions at the Annual Meeting?

Yes. The Chairman will answer questions from stockholders during the designated question and answer period of the Annual Meeting. In order to provide an opportunity for everyone who wishes to ask a question, stockholders may be limited to two minutes each to present their question. When speaking, stockholders must direct questions to the Chairman and confine their questions to matters that relate directly to the business of the Annual Meeting Stockholders will not be able to make statements.

17. Why is GlyEco proposing to reincorporate in Delaware?

We believe that reincorporation in Delaware will give us more flexibility, clarity and predictability with respect to our corporate legal and governance affairs. Generally, the corporate laws of the State of Delaware are more comprehensive, widely used and extensively interpreted than the corporate laws of other states, including Nevada. In addition, Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, which we believe will facilitate corporate governance by our officers and directors. The Company previously sought stockholder approval of a proposal to reincorporate from the State of Nevada to the State of Delaware at the 2017 Annual Meeting of Stockholders, as described in the proxy materials filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 13, 2017. Although such proposal was approved by the stockholders at this meeting, the reincorporation was not effected, as the Company determined that it was not an appropriate time to reincorporate the Company and that it was not in the best interests of the Company and its stockholders. The Company is now resubmitting such proposal to its stockholders.

18. How will the reincorporation be accomplished, and what will the effects be on GlyEco?

We are incorporated in Nevada and, as such, our corporation is currently governed by Nevada law. As a result of the reincorporation, we will be incorporated in Delaware and our corporation will be governed by Delaware law. The reincorporation will be effected by a plan of conversion, which will provide that we will: (1) file with the Secretary of State of the State of Nevada articles of conversion, and (2) file with the Secretary of State of the State of Delaware (i) a certificate of conversion and (ii) a certificate of incorporation. The plan of conversion, the articles of conversion, the certificate of conversion and certificate of incorporation will be substantially in the forms appended to this proxy statement as exhibits to be files with the definitive proxy statement, respectively. Approval of the reincorporation will also constitute approval of the forms of each of the foregoing documents.

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In the reincorporation, each outstanding share of our common stock will automatically be converted into one share of common stock of GlyEco, Inc., the Delaware corporation into which we will be deemed converted upon completion of the reincorporation (“GlyEco-Delaware”). Outstanding options to purchase shares of our common stock and other equity awards relating to our common stock likewise will become options to purchase the same number of shares of common stock or equity awards, as applicable, of GlyEco-Delaware, with no change in the exercise price or other terms or provisions of the options or equity awards. Your proportional percentage ownership of GlyEco will remain unchanged and will not be affected in any way by the reincorporation.

Our business, directors, officers, employees, assets and liabilities and the location of our offices will remain unchanged by the reincorporation. Following the reincorporation, our name will continue to be “GlyEco, Inc.” and our shares of common stock will continue to be listed on the OTC Pink market under the symbol “GLYE.”

19. How will the reincorporation affect my rights as a stockholder?

Your rights as a stockholder currently are governed by Nevada law and the provisions of our Articles of Incorporation, as amended (the “Articles of Incorporation”), and our Amended and Restated Bylaws (the “Bylaws”). As a result of the reincorporation, you will become a stockholder of GlyEco-Delaware with rights governed by Delaware law and the provisions of the Certificate of Incorporation and the bylaws of GlyEco-Delaware, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal No. 4 – Approval of the Reincorporation of the Company from the State of Nevada to the State of Delaware – Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware.” Forms of GlyEco-Delaware’s Certificate of Incorporation and bylaws are appended to this proxy statement as exhibits.

20. Should I send in my stock certificates?

No. Please do not send us your stock certificates. Following the reincorporation, stock certificates previously representing our common stock may be delivered in effecting sales (through a broker or otherwise) of shares of GlyEco-Delaware common stock. It will not be necessary for you to exchange your existing stock certificates for stock certificates of GlyEco-Delaware, and if you do so, it will be at your own cost.

21. What are the tax consequences of the reincorporation to me?

The reincorporation is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. Generally, you will have the same basis in and holding period with respect to the GlyEco-Delaware common stock received by you pursuant to the reincorporation as you have in the shares of our common stock held by you as of immediately prior to the time the reincorporation is consummated.

22. Are there any rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting?

Under the Nevada Revised Statutes, our stockholders are entitled to dissenters’ rights with respect to “Proposal No. 4 – Approval of the Reincorporation of the Company from the State of Nevada to the State of Delaware – Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware.” As a result, the Company will provide stockholders with the right to dissent with respect to the proposed reincorporation of GlyEco from Nevada to Delaware and any stockholder who so dissents will be entitled to the payment of the fair value for such stockholders shares and will not, thereafter, be a stockholder of GlyEco-Delaware.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Nominees for Election at the Annual Meeting

The Governance and Nominating Committee of the Board has nominated Dwight Mamanteo, Charles F. Trapp, Frank Kneller, Scott Nussbaum and Richard Geib for election as directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any nominee becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Dwight Mamanteo, Charles F. Trapp, Frank Kneller, Scott Nussbaum and Richard Geib.

Vote Required and Board Recommendation

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominee with the largest number of votes is elected, up to the maximum number of directors to be chosen (in this case, five directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes also will have no effect on the outcome of the election of the directors.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF DWIGHT MAMANTEO, CHARLES F. TRAPP, FRANK KNELLER, SCOTT NUSSBAUM AND RICHARD GEIB AS DIRECTORS OF THE COMPANY.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The members of the Board serve for a period of one year or until his/her successor is elected and qualified. The officers of the Company are appointed by our Board and hold office until their death, resignation, or removal from office. The following table sets forth certain information with respect to the current directors and executive officers of the Company:

Name	Age	Position	Director/Officer Since
Dwight Mamanteo	49	Chairman of the Board	January 15, 2014
Charles F. Trapp	69	Director	May 22, 2015
Frank Kneller	60	Director	August 17, 2015
Scott Nussbaum	41	Director	December 2, 2016
Brian Gelman	46	Chief Financial Officer	June 15, 2017
Richard Geib	71	President and Chief Executive Officer	December 29, 2016
Michael Olsson	40	Executive Vice President of Performance Fluids	May 29, 2017
Dennis Kelly	48	Executive Vice President of Chemical Products	April 27, 2018

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Dwight Mamanteo — Chairman of the Board.  Mr. Mamanteo became a director of the Company on January 15, 2014. On January 21, 2015, the Board appointed him to serve as Chairman of the Board, effective February 1, 2015. Since November 2004, Mr. Mamanteo has served as a Portfolio Manager at Wynnefield Capital, Inc. Since March 2007, Mr. Mamanteo has served on the board of directors of MAM Software Group, Inc. (NASDAQ: MAMS), a provider of innovative software and data solutions for a wide range of businesses, including those in the automotive aftermarket. Mr. Mamanteo also serves as the Chairman of the Compensation Committee and as a member of its Audit and Governance Committees. Since October 2018, Mr. Mamanteo has served on the board of directors of Cherokee Global Brands (NASDAQ: CHKE), a global brand marketing platform that manages a growing portfolio of fashion and lifestyle brands including Cherokee®, Carole Little®, Tony Hawk® Signature Apparel and Hawk Brands®, Liz Lange®, Everyday California®, Sideout®, Hi-Tec®, Magnum®, 50 Peaks® and Interceptor®, across multiple consumer product categories and retail tiers around the world. Mr. Mamanteo also serves as the Chairman of the Audit Committee and as a member of its Governance Committee. From June 2013 to October 2014, Mr. Mamanteo served on the board of directors of ARI Network Services, Inc. (NASDAQ: ARIS), a provider of products and solutions that serve several vertical markets with a focus on the outdoor power, power sports, marine, RV, and appliance segments, and also served as the Chairman of its Governance Committee and as a member of its Compensation Committee. From March 2012 to April 2012, Mr. Mamanteo served on the board of directors of CDC Software Corp. (NASDAQ: CDCS), a provider of Enterprise CRM and ERP software designed to increase efficiencies and profitability, and also served as a member of its Audit Committee. From April 2009 to November 2010, Mr. Mamanteo served on the board of directors of EasyLink Services International Corp. (NASDAQ: ESIC), a provider of on demand electronic messaging and transaction services that help companies optimize relationships with their partners, suppliers and customers, and also served as a member of its Compensation and Governance & Nominating Committees. From December 2007 to November 2008, Mr. Mamanteo served on the board of directors and as the Chairman of PetWatch Animal Hospitals, Inc. (a private company), a provider of primary care and specialized services to companion animals through a network of fully owned veterinary hospitals. Mr. Mamanteo received an M.B.A. from the Columbia University Graduate School of Business and a Bachelor of Engineering in Electrical Engineering from Concordia University (Montreal). Mr. Mamanteo brings to the Board valuable business, operations, finance, and governance experience related to public and private companies in the automotive aftermarket and other industries.

Charles F. Trapp — Director.  Mr. Trapp became a director of the Company on May 22, 2015. Mr. Trapp is the former Executive Vice President and Chief Financial Officer of MAM Software Group, Inc. (NASDAQ: MAMS), a leading provider of business and supply chain management solutions primarily to the automotive parts manufacturers, retailers, tire and service chains, independent installers, and wholesale distributors in the automotive aftermarket, where he served as Chief Financial Officer from November 2007 until his retirement in October 2015. Prior to his employment with MAM Software Group, Inc., Mr. Trapp was the co-founder and President of Somerset Kensington Capital Co., a Bridgewater, New Jersey-based investment firm that provided capital and expertise to help public companies restructure and reorganize from 1997 until November 2007. Earlier in his career, he served as Chief Financial Officer and/or a board member for a number of public companies, including AW Computer Systems, Vertex Electronics Corp., Worldwide Computer Services and Keystone Cement Co. His responsibilities have included accounting and financial controls, federal regulatory filings, investor relations, mergers and acquisitions, loan and labor negotiations, and litigation management. Mr. Trapp is a Certified Public Accountant and received his Bachelor of Science degree in Accounting from St. Peter’s College in Jersey City, New Jersey. Mr. Trapp brings to the Board experience in public company financial leadership within manufacturing and distribution companies, the automotive aftermarket and other industries.

Frank Kneller — Director.  Mr. Kneller became a director of the Company on August 17, 2015. Mr. Kneller was the Chief Executive Officer of HoSoPo Corporation dba Horizon Solar Power until February 2018, which was acquired in August 2017 by Northern Pacific Group from Oaktree Capital Management’s GFI Energy Group, and includes oversight of Horizon Solar Power and Solar Spectrum under the Sungevity brand. Previously, Mr. Kneller was the Chief Operating Officer of Verengo Solar, a leading residential solar installation business that was founded in 2008 and grew rapidly to be a top 5 US residential solar business by 2014. Mr. Kneller was recruited to Verengo Solar in October 2015 for his successful track record of driving operational excellence at multiple companies and across several different industries. In eight months, Mr. Kneller executed a turnaround project that reduced expenses and increased revenues in the strategic solar market of Southern California. From 2010 to 2014, Mr. Kneller served as the Vice President of Sales & Operations at Sears Holding Company, where he led sales and operations with full profit and loss responsibility of $1.3 billion, over 740 corporate stores, six franchise stores, multiple call centers, and over 12,000 associates. From 2007 to 2010, he served as the Chief Executive Officer of Aquion Water Treatment Products, a $250 million global manufacturer and marketer of water treatment equipment and water quality solutions, where he was selected by the board to lead the revitalization of the company and was responsible for a total reorganization of the business. Mr. Kneller brings to the Board experience in leadership of companies with different sizes and within different industries, including auto service and distributed service to the consumer markets.

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Scott Nussbaum — Director.  Mr. Nussbaum became a director of the Company in December 2016. Mr. Nussbaum is an investor with fifteen years of experience investing in small public companies. Mr. Nussbaum is the Chief Compliance Officer of Blue Heron Research Partners.  Previously, Mr. Nussbaum was a Partner and Director of Operations for a private fund in New York. Mr. Nussbaum has experience developing and launching new lines of business, managing regulatory compliance programs, building and maintaining infrastructure in support of front office activities and performing operational reviews in support of the firm’s investment portfolio. Mr. Nussbaum also serves as a Director and Endowment Manager for the Emerald Bay Association, a California-based non-profit organization. Mr. Nussbaum holds the Chartered Financial Analyst (CFA) designation and graduated with a Bachelor of Arts degree in Political Science from Tufts University. Mr. Nussbaum brings to the Board experience in investment in small public companies and business operations.

Richard Geib — President and Chief Executive Officer. Mr. Geib was appointed President and Chief Executive Officer of the Company on September 11, 2018. Mr. Geib also serves as a director of, and was appointed President and Chief Executive Officer of, each of the Company’s subsidiaries as of October 16, 2018. Mr. Geib previously served as the Company’s Chief Operating Officer from December 2016 to April 2018, as the Company’s Executive Vice President – Additives and Glycols from December 2015 to December 2016, and as the Company’s Chief Technology Officer, developing the Company’s GlyEco Technology™ from November 2011 to December 2015. Prior to that, Mr. Geib was employed for over twenty years with the Monsanto Company, a multinational agrochemical and agricultural biotechnology company, serving in various functions including engineering, manufacturing, marketing and sales. Mr. Geib served as Global Recycling Technologies’ Director of Technology and Development from July 2007 until the merger. Since 2002, Mr. Geib has served as the President of WEBA, which develops advanced additive packages for antifreeze and heat transfer fluid and used glycol treatment processes, including re-distillation and recovery technology. Under Mr. Geib’s direction, WEBA launched its additive sales into Canada and Mexico. From 1998 through 2002, Mr. Geib served as President of Additives Inc., a former chemical division of Silco Distributing Co., where he developed new products, added many domestic customers, began industry trade show participation, became chairman of ASTM Coolants Committee, and established a laboratory, customer service, production, and sales department. From 1994 to 1998, Mr. Geib served as the Manager of the Chemical Division of Silco Distributing Company, where he developed and grew his division, developed products, designed a production plant, negotiated contracts for outside production, wrote marketing and technical literature, developed and implemented a sales program, arranged freight, and managed cash flow. From 1990 to 1994, Mr. Geib served as the President of Chemical Sales Company. From 1969 through 1989, Mr. Geib held several positions with Monsanto Company, including, Director of Sales, Detergents and Phosphates Division; Director, Process Chemicals, Europe/Africa at Monsanto’s Europe/Africa Headquarters, Brussels, Belgium; Strategic and Financial Planning Director, Process Chemicals Division; Business Manager for Maleic Anhydride, Chlor-Alkali, Phosphate Esters, Fumaric Acid, etc.; Plant Manager Monsanto’s W.G. Krummrich Plant; Operations Superintendent at Monsanto’s W.G. Krummrich Plant; Production Supervisor for the 4-Nitrodiphenylamine Chlorine and Caustic Soda/Potash plants; and Design and Plant Engineer at World Headquarters.

Brian Gelman — Chief Financial Officer.  Mr. Gelman became Chief Financial Officer of the Company on July 5, 2017. Mr. Gelman also serves as a director of, and was appointed Chief Financial Officer and Secretary of, each of the Company’s subsidiaries as of October 16, 2018. Mr. Gelman has nearly 20 years of experience in the areas of accounting and finance, including serving as a senior financial officer of a public company. Prior to joining the Company, Mr. Gelman held various positions of increasing responsibility, including Interim Chief Financial Officer, Chief Accounting Officer, Corporate Controller and Assistant Controller, with Warren Resources, Inc., a publicly traded independent energy company, from April 2002 to March 2016. From August 1998 to April 2002, Mr. Gelman was employed at EisnerAmper, LLP, an accounting firm. Mr. Gelman received a Bachelor of Science in Finance from the State University of New York at Old Westbury, located in Old Westbury, New York.

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Michael Olsson —Executive Vice President of Performance Fluids. Mr. Olsson was appointed as the Company’s Executive Vice President of the Consumer Segment on April 27, 2018 (renamed Executive Vice President of Performance Fluids on January 24, 2019), which was a renaming and consolidation of his prior titles of the Company’s Vice President of Sales & Marketing, which he served as from May 2017 to April 2018, and Executive Vice President and Chief Operating Officer of the Company’s Consumer segment, which he served as from December 2017 to April 2018. Mr. Olsson previously served as Vice President of Sales at Kauffman Tire from February 2014 to May 2017, where he was directly responsible for the operations and sales for the 62 stores in the southeast United States and served as a member of the Kauffman Tire Executive Leadership Team. From March 2006 to February 2014, Mr. Olsson worked at Sears Holdings, where he served under multiple field positions, including Region Manager with the Automotive Group in which he directly managed 215 stores during his tenure. Under Mr. Olsson's leadership at Sears Holdings, he was directly responsible for sales and operations for the $300 million in sales revenue while managing all assets and people for 18 districts across 14 states in the southeast of the United States. Mr. Olsson also served his country with active duty enlistment for the United States Air Force from January 2001 to March 2006 as a Combat Command Post Controller. Mr. Olsson is also a veteran with active campaign deployments for Operation Enduring Freedom and Operation Iraqi Freedom while serving with the NATO Joint Task Force in national security operations. Mr. Olsson brings a wealth of experience and knowledge about the automotive industry and operations, including management of multi-location business.

Dennis Kelly — Executive Vice President of Chemical Products. Mr. Kelly was appointed the Company’s Executive Vice President of the Industrial Segment on April 27, 2018 (renamed Executive Vice President of Chemical Products on January 24, 2019). Mr. Kelly has worked in the antifreeze/engine coolant industry for approximately 20 years. He started his career in 1998 as a Research and Development Chemist, at Dober Chemical, an additive technology provider for engine coolants and heat transfer fluids. During his time at Dober Chemical, Mr. Kelly held several key positions in technology, business development, and management. Mr. Kelly holds leadership positions in several international industry organizations. Since 2011, he has served as the Chairman of the Antifreeze Committee at NORA, an association of responsible recyclers. In addition, for more than four years, Mr. Kelly has served as the Chairman of the ASTM Committee on Industrial Heat Transfer Fluids. He also worked to patent over a dozen industrial chemical applications. Management believes that he is a well-seasoned professional and experienced executive that understands the Company’s industry.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors or executive officers has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
•	found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;
•	subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family Relationships

There are no relationships between any of the officers or directors of the Company.

Director Independence

The Board has determined that each of the following qualifies as an “independent director” as defined by Section 10A(m)(3)(ii) of the Exchange Act and Rule 5605(a)(2) of the NASDAQ Marketplace Rules: Dwight Mamanteo, Charles Trapp, Frank Kneller and Scott Nussbaum.

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If elected, Richard Geib will not be an “independent director” as he currently serves as the Company’s President and Chief Executive Officer.

Stockholder Communication with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort had been made to ensure that the views of the stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe that we are responsive to stockholder communications, and therefore have not considered it necessary to adopt a formal process for stockholder communications with our Board. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Board Oversight of Risk Management

The Board has responsibility for general oversight of risks facing the Company. The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. The Board’s Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks.

Committees of the Board and Meeting Attendance

Our Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee, each of which has the composition and responsibilities described below.

Audit Committee

Our Audit Committee oversees a broad range of issues surrounding our accounting and financial reporting processes and audits of our financial statements, including the following:

●	monitors the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm;

●	assumes direct responsibility for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of performing any audit, review or attest services and for dealing directly with any such accounting firm;

●	provides a medium for consideration of matters relating to any audit issues; and

●	prepares the audit committee report that the rules require be included in our filings with the SEC.

The members of our Audit Committee are Charles F. Trapp, Scott Nussbaum and Dwight Mamanteo. Mr. Trapp serves as chairperson of the committee.

The Board has determined that Mr. Trapp meets the criteria of an “audit committee financial expert” (as defined under Item 407(d)(5)(ii) of Regulation S-K). Mr. Trapp is also an “independent director” as defined by Section 10A(m)(3)(B)(ii) of the Exchange Act and Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

During 2018, the Audit Committee held four meetings.

The Board has adopted a written charter for the Audit Committee, a copy of which can be accessed online at www.glyeco.com/company/corporate-charters/.

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Compensation Committee

Our Compensation Committee reviews and recommends policy relating to compensation and benefits of our directors and executive officers, including reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other senior officers, evaluating the performance of these persons in light of those goals and objectives and setting compensation of these persons based on such evaluations. The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members, including compliance of the Compensation Committee with its charter. The Compensation Committee has sole authority to retain and terminate compensation consultants retained to assist it in determining the compensation of the Company’s Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such consultants’ fees and other retention terms, however it has not retained consultants for such purposes. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may invite the Company’s Chief Executive Officer to be present during the approval of, or deliberations with respect to, other executive officer compensation, but such approval of, or deliberations with respect to, such compensation are to be conducted outside the presence of such other executive officers. Further, the Compensation Committee meets without the presence of any executive officers when deliberating on the Chief Executive Officer’s compensation. Only the Board can have final approval on such compensation decisions. The Compensation Committee may review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the Company’s Chief Executive Officer and other senior officers.

The members of our Compensation Committee are Scott Nussbaum, David Ide, Charles F. Trapp, and Frank Kneller. Mr. Nussbaum serves as chairperson of the Compensation Committee. Mr. Ide will not serve as a director or as a member of the Compensation Committee after this Annual Meeting.

During 2018, the Compensation Committee held one meeting.

The Board has adopted a written charter for the Compensation Committee, a copy of which can be accessed online at www.glyeco.com/company/corporate-charters/.

Governance and Nominating Committee

The Governance and Nominating Committee oversees and assists our Board in identifying, reviewing and recommending nominees for election as directors, including any candidates nominated by the Company’s stockholders in light of the committee’s nominating guidelines; evaluates our Board and our management; develops, reviews and recommends corporate governance guidelines and a corporate code of business conduct and ethics; and generally advises our Board on corporate governance and related matters. In considering possible candidates for election as a director, the Governance and Nominating Committee considers individuals who reflect a diversity of experience, gender, race and age. It is the policy of the Governance and Nominating Committee that each director (i) be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others; (ii) be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director; (iii) possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director; and (iv) have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director. Stockholders may recommend nominees in accordance with the rules and regulations adopted by the SEC. Such proposals must be submitted in writing to GlyEco, Inc., P.O. Box 387, Institute, WV 25112, Attention: Corporate Secretary. See “Future Stockholder Proposals”.

The members of our Governance and Nominating Committee are Frank Kneller, David Ide, Scott Krinsky and Scott Nussbaum. Mr. Kneller serves as chairperson of the Governance and Nominating Committee. Neither Mr. Ide nor Mr. Krinsky will serve as directors or as members of the Governance and Nominating Committee after this Annual Meeting.

During 2018, the Governance and Nominating Committee held one meeting.

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The Board has adopted a written charter for the Governance and Nominating, a copy of which can be accessed online at www.glyeco.com/company/corporate-charters/.

Board Meetings and Attendance

During the year ended December 31, 2018, the Board held nine meetings. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

Annual Meeting Attendance

The Company does not have a written policy requiring directors to attend the Annual Meeting of Stockholders, but attendance is encouraged. In 2017, our last Annual Meeting of Stockholders, a majority of the directors attended our such Annual Meeting of Stockholders. We presently anticipate that at least two directors will attend this year’s Annual Meeting of Stockholders.

Director Nomination

The Governance and Nominating Committee has nominated Dwight Mamanteo, Charles F. Trapp, Frank Kneller, Scott Nussbaum and Richard Geib for election at the Annual Meeting, which nominees were recommended to such committee by one of the Company’s directors.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. In selecting Board candidates, it is the Governance and Nominating Committee’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

The Board believes that each of the persons nominated for election at the Annual Meeting have the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our Common Stock and other equity securities on Forms 3, 4 and 5, respectively. Executive officers, directors, and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Specific due dates for such Section 16(a) reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file reports by such dates during the fiscal year ended December 31, 2018. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5s were required for such persons, the Company believes that during the fiscal year ended December 31, 2018, there was no failure to comply with Section 16(a) filing requirements applicable to its executive officers, directors or greater than 10% stockholders other than as listed in the table below:

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Name	Number of Late Reports	Description
Scott P. Nussbaum	1	1 transaction was not reported on a timely basis upon the acquisition of a restricted stock grant.

Charles Trapp	1	1 transaction was not reported on a timely basis upon the acquisition of a restricted stock grant.

Scott Krinsky	1	1 transaction was not reported on a timely basis upon the acquisition of a restricted stock grant.

Ian Rhodes	2	2 transactions were not reported on a timely basis upon the acquisition of restricted stock grants.

Michael Olsson	1	Michael Olsson’s Form 3 was not filed on a timely basis.

David Ide	1	1 transaction was not reported on a timely basis upon the acquisition of a restricted stock grant.

Frank Kneller	1	1 transaction was not reported on a timely basis upon the acquisition of a restricted stock grant.

Brian Gelman	1	1 transaction was not reported on a timely basis upon the acquisition of Common Stock.

Dennis Kelly	2	Dennis Kelly’s Form 3 was not filed on a timely basis; 1 transaction was not reported on a timely basis upon the acquisition of Common Stock.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Auditing Standards 1301 (Communications with Audit Committees) issued by The Public Company Accounting Oversight Board (“PCAOB”).

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With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with KMJ Corbin & Company LLP matters relating to its independence, including the disclosures made to the Audit Committee.

Recommendations of the Audit Committee.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board.

Charles F. Trapp

Dwight Mamanteo

Scott Nussbaum

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DIRECTOR COMPENSATION

According to the Fiscal Year 2018 Director Compensation Plan, directors received a base director fee of approximately $12,500, paid quarterly, in immediately vested restricted stock. Additional compensation is available to be earned under the Fiscal Year 2018 Director Compensation Plan based on certain Board committee membership criteria.

The table below sets forth the compensation paid to our non-employee directors during the fiscal year ended December 31, 2018.

Director	Fees Earned or Paid in Cash	All Other Compensation	Stock Awards		Total
Dwight Mamanteo	$-	$-	$49,990	(1)	$49,990
Charles Trapp	$-	$-	$49,990	(2)	$49,990
Frank Kneller	$-	$-	$49,990	(3)	$49,990
David Ide	$-	$-	$49,990	(4)	$49,990
Scott Krinsky	$-	$-	$49,990	(5)	$49,990
Scott Nussbaum	$-	$-	$49,990	(6)	$49,990

(1) Pursuant to the Fiscal Year 2018 Director Compensation Plan, Mr. Mamanteo was granted 1,541 shares on March 31, 2018 (valued at $12,501), 1,961 shares on June 30, 2018 (valued at $12,500), 1,724 shares on September 30, 2018 (valued at $12,500), and 3,130 shares on December 31, 2018 (valued at $12,489).

(2) Pursuant to the Fiscal Year 2018 Director Compensation Plan, Mr. Trapp was granted 1,541 shares on March 31, 2018 (valued at $12,501), 1,961 shares on June 30, 2018 (valued at $12,500), 1,724 shares on September 30, 2018 (valued at $12,500), and 3,130 shares on December 31, 2018 (valued at $12,489).

(3) Pursuant to the Fiscal Year 2018 Director Compensation Plan, Mr. Kneller was granted 1,541 shares on March 31, 2018 (valued at $12,501), 1,961 shares on June 30, 2018 (valued at $12,500), 1,724 shares on September 30, 2018 (valued at $12,500), and 3,130 shares on December 31, 2018 (valued at $12,489).

(4) Pursuant to the Fiscal Year 2018 Director Compensation Plan, Mr. Ide was granted 1,541 shares on March 31, 2018 (valued at $12,501), 1,961 shares on June 30, 2018 (valued at $12,500), 1,724 shares on September 30, 2018 (valued at $12,500), and 3,130 shares on December 31, 2018 (valued at $12,489).

(5) Pursuant to the Fiscal Year 2018 Director Compensation Plan, Mr. Krinsky was granted 1,541 shares on March 31, 2018 (valued at $12,501), 1,961 shares on June 30, 2018 (valued at $12,500), 1,724 shares on September 30, 2018 (valued at $12,500), and 3,130 shares on December 31, 2018 (valued at $12,489).

(6) Pursuant to the Fiscal Year 2018 Director Compensation Plan, Mr. Nussbaum was granted 1,541 shares on March 31, 2018 (valued at $12,501), 1,961 shares on June 30, 2018 (valued at $12,500), 1,724 shares on September 30, 2018 (valued at $12,500), and 3,130 shares on December 31, 2018 (valued at $12,489).

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EXECUTIVE COMPENSATION

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer (“PEO”) or acted in a similar capacity and the Company’s two other mostly highly compensated executive officers during the last completed fiscal year, regardless of compensation level, as required by Item 402(m)(2) of Regulation S-K. We refer to all of these individuals collectively as our “named executive officers.”

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard Geib, President and CEO (PEO) (1)	2018	$150,000	-	-	-	-	-	-	$150,000
	2017	$150,000	-	-	-	-	-	-	$150,000

Brian Gelman, CFO and Vice-President (2)	2018	$150,000	-	-	-	-	-	-	$150,000
	2017	$80,962	-	47,452	-	-	-	-	$128,414
Ian Rhodes, former President and CEO (PEO) (2)	2018	$203,877	-	-	-	-	-	-	$203,877
	2017	$200,000	10,000	-	-	-	-	-	$210,000

(1)	Mr. Geib was appointed President and Chief Executive Officer effective on September 11, 2018.
(2)	Mr. Gelman was appointed Chief Financial Officer on July 5, 2017.
(3)	Mr. Rhodes resigned as President and Chief Executive Officer on September 11, 2018.
(4)	The amounts shown in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation.

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Option/SAR Grants in Fiscal Year Ended December 31, 2018

None.

Option/SAR Grants in Fiscal Year Ended December 31, 2017

None.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for the Company’s named executive officers regarding the number of shares subject to equity awards as of December 31, 2018.

Option/Warrant Awards						Stock Awards
Name	Number of Securities underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities underlying Unexercised Options and Warrants (#) Unexercisable	Equity incentive plan awards: Number of Securities Underlying Unexercised Unearned Options and Warrants (#)	Option/ Warrant Exercise Price ($/Sh)	Option/ Warrant Expiration Date	Number of shares or units of stock that have not vested (#)	Market Value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($
Ian Rhodes (1)	250	-	-	$10.00	12/27/2019	-	$-	-	$-
Richard Geib (2)	-	-	-	$-	-	1,600 (6)	$4,000	-	$-
Brian Gelman (3)	-	-	-	$-	-	2,800 (6)	$7,000	-	$-
Michael Olsson (4)	-	-	-	$-	-	2,800 (6)	$7,000	-	$-
Dennis Kelly (5)	-	-	-	$-	-	2,000 (6)	$5,000	-	$-

(1) On December 27, 2016, Mr. Rhodes was granted a fully vested warrant to purchase 250 shares of common stock at an exercise prices of $10.00 per share.

(2) On April 20, 2018, Mr. Geib was granted 1,600 shares of restricted common stock pursuant to the GlyEco, Inc. 2017 Incentive Compensation Plan (the “2017 Plan”), 800 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 800 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant. As of February 5, 2018, no such shares are vested.

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(3) On April 20, 2018, Mr. Gelman was granted 2,800 shares of restricted common stock pursuant to the 2017 Plan, 1,400 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,400 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant. As of February 5, 2018, no such shares are vested.

(4) On April 20, 2018, Mr. Olsson was granted 2,800 shares of restricted common stock pursuant to the 2017 Plan, 1,400 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,400 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant. As of February 5, 2018, no such shares are vested.

(5) On April 20, 2018, Mr. Kelly was granted 2,000 shares of restricted common stock pursuant to the 2017 Plan, 1,000 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,000 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant. As of February 5, 2018, no such shares are vested.

(6) Pursuant to the 2017 Plan, except as may be set forth in any holder’s stock award agreement, vesting of such holder’s shares of restricted common stock ceases on such holder’s Termination date (as defined in the 2017 Plan), unless determined otherwise by the Company’s Compensation Committee. In addition, pursuant to the 2017 Plan, upon the occurrence of a Corporate Transaction (as defined in the 2017 Plan), the vesting of such shares shall accelerate immediately prior to such Corporate Transaction.

Golden Parachute Compensation

There exists no agreement or understanding, whether written or unwritten, concerning any type of compensation, whether present, deferred, or contingent, that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of the assets of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our Common Stock beneficially owned as of  February 5, 2019, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within sixty (60) days. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within sixty (60) days of the date of determination are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person. To the best of our knowledge, subject to community and marital property laws, all persons named herein have sole voting and investment power with respect to such shares, except as otherwise noted.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock(2)
Executive Officers and Directors

Dwight Mamanteo — Chairman of the Board	71,960	(3)	5.2%

David Ide — Director	33,602	(4)	2.4%

Charles F. Trapp — Director	65,632	(5)	4.7%

Frank Kneller — Director	23,918	(6)	1.7%

Scott Nussbaum — Director	39,566	(7)	2.9%

Scott Krinsky — Director	12,636	(8)	*

Richard Geib — President and Chief Executive Officer	57,979	(9)	4.2%

Brian Gelman — Chief Financial Officer	846	(10)	*

Michael Olsson — Executive Vice President of Performance Fluids	1,200	(11)	*

Dennis Kelly — Executive Vice President of Chemical Products	6,093	(12)	*

Executive Officers and Directors as a group (10 persons)	313,432		22.7%

5% Stockholders

Wynnefield Capital Management, LLC, 450 Seventh Avenue, Suite 509, New York, NY 10123	474,672	(13)	34.3%

*	Represents less than 1%

(1)	Unless otherwise indicated, the business address of each individual named is P.O. Box 387, Institute, WV 25112 and our telephone number is (304) 400-4006.

(2)	Based on 1,383,731 shares of Common Stock outstanding as of February 5, 2019 .

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(3)	Includes (i) 400 shares of Common Stock issuable upon the exercise of options at $128.75 per share until January 15, 2024, and (ii) 120 shares of Common Stock issuable upon the exercise of options at $82.50 per share until September 30, 2024. Mr. Mamanteo also holds the following unvested stock, which is not included in the table above: (x) 1,300 unvested shares of Common Stock, which shares shall vest 100% upon the Common Stock maintaining a $250.00 per share stock price for a 30-trading day volume weighted average price (“VWAP”) duration, (y) 2,800 unvested shares of Common Stock, which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (z) 2,400 shares of restricted common stock, 1,200 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,200 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(4)	Includes (i) 80 shares of Common Stock issuable upon the exercise of options at $86.25 per share until June 30, 2024, and (ii) 400 shares of Common Stock issuable upon the exercise of options at $37.50 per share until December 18, 2024. Mr. Ide also holds the following unvested stock, which is not included in the table above: (x) 83 unvested shares of Common Stock granted pursuant to the Company’s Fiscal Year 2015 Director Compensation Plan, which shares shall vest 100% upon the Common Stock maintaining a $250.00 per share stock price for a 30-trading day VWAP duration, (y) 2,800 unvested shares of Common Stock, which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (z) 2,400 shares of restricted common stock, 1,200 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,200 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(5)	Includes (i) 400 shares of Common Stock issuable upon the exercise of options at $21.25 per share until May 22, 2025, (ii) 2,000 shares of Common Stock issuable upon the exercise of warrants at $6.25 per share until April 4, 2021 and (iii) 3,750 shares of Common Stock issuable upon the exercise of warrants at $10.00 per share until December 27, 2019. Mr. Trapp also holds the following unvested stock, which is not included in the table above: (x) 1,405 unvested shares of Common Stock granted pursuant to the Company’s Fiscal Year 2015 Director Compensation Plan, which shares shall vest 100% upon the Common Stock maintaining a $250.00 per share stock price for a 30-trading day VWAP duration, (y) 2,800 unvested shares of Common Stock which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (z) 2,400 shares of restricted common stock, 1,200 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,200 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(6)	Includes 400 shares of Common Stock issuable upon the exercise of options at $17.50 per share until August 27, 2025. Mr. Kneller also holds the following unvested stock, which is not included in the table above: (i) 2,800 unvested shares of Common Stock which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (ii) 2,400 shares of restricted common stock, 1,200 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,200 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(7)	Mr. Nussbaum also holds the following unvested stock, which is not included in the table above: (i) 8,800 unvested shares of Common Stock which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (ii) 2,400 shares of restricted common stock, 1,200 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,200 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(8)	Mr. Krinsky holds the following unvested stock, which is not included in the table above: (i) 8,800 unvested shares of Common Stock which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (ii) 2,400 shares of restricted common stock, 1,200 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,200 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

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(9)	Mr. Geib holds the following unvested stock, which is not included in the table above: (i) 8,800 unvested shares of Common Stock, which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (ii) 1,600 shares of restricted common stock, 800 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 800 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(10)	Mr. Gelman holds the following unvested stock, which is not included in the table above: (i) 6,000 unvested shares of Common Stock, which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (ii) 2,800 shares of restricted common stock, 1,400 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,400 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(11)	Mr. Olsson holds the following unvested stock, which is not included in the table above: (i) 400 unvested shares of Common Stock, which shares shall vest 100% upon the Common Stock maintaining a $25.00 per share stock price for a 30-trading day VWAP duration, and (ii) 2,800 shares of restricted common stock, 1,400 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,400 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(12)	Mr. Kelly holds the following unvested stock, which is not included in the table above: 2,000 shares of restricted common stock, 1,000 shares of which shall vest upon the Company’s adjusted EBITDA being positive for the first quarter following such grant, and 1,000 shares of which shall vest upon the Company’s net income being positive for the first quarter following such grant.

(13)	Includes an aggregate of 80,000 shares of Common Stock issuable upon the exercise of warrants at $6.25 per share until April 4, 2021, with respect to one warrant to purchase 40,000 shares, and until April 30, 2021, with respect to one warrant to purchase 40,000 shares. Entities included: Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd., and Wynnefield Capital, Inc. Profit Sharing Plan. Information regarding such entities is based on a Schedule 13D/A filed with the SEC on April 9, 2018. Mr. Mamanteo, Chairman of our Board, serves as a Portfolio Manager at Wynnefield Capital, Inc.

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PROPOSAL NO. 2:

RATIFICATION OF KMJ CORBIN & COMPANY LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Appointment — KMJ Corbin & Company, LLP

KMJ Corbin & Company LLP has served as our independent registered public accounting firm since September 2, 2015 and our Audit Committee, pursuant to authority granted to it by the Board, has selected KMJ Corbin & Company LLP as the Company’s independent public accountants to examine our annual consolidated financial statements for the fiscal year ending December 31, 2018. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit Committee’s selection of KMJ Corbin & Company LLP’s audit of our annual consolidated financial statements for the fiscal year ending December 31, 2018, notwithstanding the fact that such fiscal year has ended; however, the Company is submitting this selection to a vote of the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of KMJ Corbin & Company LLP, the Audit Committee will reconsider whether to retain KMJ Corbin & Company LLP as the Company’s independent public accountants, although the Audit Committee will be under no obligation to change its selection.

Principal Accounting Fees and Services

Set forth below are the fees paid to the Company’s independent registered public accountants for each of the last two fiscal years:

Audit Fees

Set below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Auditor:	2018	2017
KMJ Corbin & Company LLP	$105,695	$122,955

Audit-Related Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above.

Auditor:	2018	2017
KMJ Corbin & Company LLP	$0	$33,000

Tax Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	2018	2017
KMJ Corbin & Company LLP	$0	$0

All Other Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

	2018	2017
KMJ Corbin & Company LLP	$0	$0

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Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or permissible non-audit services the engagement is approved by the Audit Committee of the Board.

Attendance at Annual Meeting

Representatives of KMJ Corbin & Company LLP are not expected to be present at the Annual Meeting. However, it is anticipated that a representative of KMJ Corbin & Company LLP will be available to participate in the Annual Meeting via telephone in the event that he or she wishes to make a statement, or in order to respond to appropriate questions.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal No. 2 will be deemed to have voted “FOR” Proposal No. 2. Abstentions will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

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 PROPOSAL NO. 3:

RATIFICATION OF KMJ CORBIN & COMPANY LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Appointment — KMJ Corbin & Company, LLP

KMJ Corbin & Company LLP has served as our independent registered public accounting firm since September 2, 2015 and our Audit Committee, pursuant to authority granted to it by the Board, has selected KMJ Corbin & Company LLP as the Company’s independent public accountants to examine our annual consolidated financial statements for the fiscal year ending December 31, 2019. The Board is submitting this proposal to the vote of the stockholders in order to ratify the Audit Committee’s selection. If stockholders do not ratify the selection of KMJ Corbin & Company LLP, the Audit Committee will reconsider its selection of our independent public accountants for fiscal year 2019, although the Audit Committee will be under no obligation to change its selection.

Principal Accounting Fees and Services

Set forth below are the fees paid to the Company’s independent registered public accountants for each of the last two fiscal years:

Audit Fees

Set below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Auditor:	2018	2017
KMJ Corbin & Company LLP	$105,695	$122,955

Audit-Related Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the Company’s principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above.

Auditor:	2018	2017
KMJ Corbin & Company LLP	$0	$33,000

Tax Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	2018	2017
KMJ Corbin & Company LLP	$0	$0

All Other Fees

Set forth below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above.

	2018	2017
KMJ Corbin & Company LLP	$0	$0

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Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or permissible non-audit services the engagement is approved by the Audit Committee of the Board.

Attendance at Annual Meeting

Representatives of KMJ Corbin & Company LLP are not expected to be present at the Annual Meeting. However, it is anticipated that a representative of KMJ Corbin & Company LLP will be available to participate in the Annual Meeting via telephone in the event that he or she wishes to make a statement, or in order to respond to appropriate questions.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal No. 3 will be deemed to have voted “FOR” Proposal No. 3. Abstentions will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

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PROPOSAL NO. 4:
APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE

For the reasons discussed below, the Board has approved and declared it is advisable and in the best interests of the Company and our stockholders to change the state of incorporation of the Company from the State of Nevada to the State of Delaware (the “Reincorporation”), which includes the adoption of a new certificate of incorporation and bylaws governing our Company. For purposes of the discussion below, we, before and after the Reincorporation, are sometimes referred to as “GlyEco-Nevada” and “GlyEco-Delaware,” respectively. The Company previously sought stockholder approval of a proposal to reincorporate from the State of Nevada to the State of Delaware at the 2017 Annual Meeting of Stockholders, as described in the proxy materials filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 13, 2017. Although such proposal was approved by the stockholders at this meeting, the reincorporation was not effected, as the Company determined that it was not an appropriate time to reincorporate the Company and that it was not in the best interests of the Company and its stockholders. The Company is now resubmitting such proposal to its stockholders for the reasons described below.

Plan of Conversion

To accomplish the Reincorporation, the Board has adopted a plan of conversion substantially in the form appended to this proxy statement as Appendix A (the “Plan of Conversion”). The Plan of Conversion provides that we will convert into a Delaware corporation and will thereafter be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our stockholders approve this Proposal No. 4, we will cause the Reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion substantially in the form appended to this proxy statement as Appendix B (the “Nevada Articles of Conversion”) and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion substantially in the form appended to this proxy statement as Appendix C (the “Delaware Certificate of Conversion”) and (ii) a certificate of incorporation, which will govern GlyEco-Delaware as a Delaware corporation, substantially in the form appended to this proxy statement as Appendix D (the “Delaware Certificate of Incorporation”). In addition, assuming that our stockholders approve this Proposal No. 4, the Board will adopt bylaws for GlyEco-Delaware, substantially in the form appended to this proxy statement as Appendix E (the “Delaware Bylaws”), and we will enter into a new indemnification agreement with each director and executive officer of GlyEco-Delaware based upon provisions of the DGCL, substantially in the form appended to this proxy statement as Appendix F (the “Delaware Indemnification Agreement”). Approval of this Proposal No. 4 by our stockholders will constitute approval of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.

Notwithstanding the foregoing, the Reincorporation may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of GlyEco and our stockholders. If the Reincorporation is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada and the Secretary of State of the State of Delaware, as applicable) of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Reasons for the Reincorporation

The primary reason that the Board has approved the Reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the Reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. As the owners of GlyEco, any benefits provided to us by Delaware law directly benefit our stockholders. In deciding to propose the Reincorporation, the Board considered, among others, the following benefits of Delaware law to GlyEco and our stockholders:

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●	our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

●	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

●	the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●	the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and the Delaware Supreme Court, which is highly regarded; and

●	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board is not proposing the Reincorporation to prevent a change in control of GlyEco and is not aware of any present attempt by any person to acquire control of GlyEco or to obtain representation on the Board.

Why You Should Vote for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedent, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on the Board because many such candidates are already familiar with the DGCL, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain international investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to stockholder rights.

Effects of the Reincorporation

By virtue of the Reincorporation, all of the rights, privileges and powers of GlyEco-Nevada, all property owned by GlyEco-Nevada, all debts due to GlyEco-Nevada and all other causes of action belonging to GlyEco-Nevada immediately prior to the Reincorporation will remain vested in GlyEco-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of GlyEco immediately prior to the Reincorporation will remain attached to GlyEco-Delaware following the Reincorporation. GlyEco-Delaware will remain as the same entity following the Reincorporation, and the Reincorporation will not effect any change in our business, management or operations or the location of our principal executive offices.

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Upon effectiveness of the Reincorporation, all of our issued and outstanding shares of common stock will be automatically converted into issued and outstanding shares of common stock of GlyEco-Delaware, without any action on the part of our stockholders. Upon effectiveness of the Reincorporation, each outstanding option or warrant to purchase a share of GlyEco-Nevada common stock, and other equity awards relating to GlyEco-Nevada common stock, will be deemed to constitute an option or warrant to purchase one share of common stock or equity award, as applicable, of GlyEco-Delaware at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option, warrant or equity award. GlyEco-Delaware will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. After the reincorporation, GlyEco-Delaware will continue to be a public reporting company and the shares of GlyEco-Delaware common stock will continue to be quoted, without interruption, on the OTC Pink market under the symbol “GLYE”. The shares of GlyEco-Delaware common stock to be issued upon conversion of shares of GlyEco-Nevada in the Reincorporation are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). We are relying on Rule 145(a)(2) under the Securities Act, which provides that a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of GlyEco-Delaware common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of GlyEco-Delaware common stock. The Reincorporation will not change the respective positions of GlyEco or our stockholders under federal securities laws.

Under the Nevada Articles of Incorporation, GlyEco-Nevada is authorized to issue up to 300,000,000 shares of Common Stock and up to 40,000,000 shares of preferred stock, par value $0.0001 per share. Under our proposed Delaware Certificate of Incorporation, GlyEco-Delaware will be authorized to issue a reduced number of shares – up to 20,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $0.0001 per share.

The Plan of Conversion provides that the Delaware Certificate of Incorporation will be the certificate of incorporation of GlyEco-Delaware after the reincorporation, and the Delaware Bylaws will be the bylaws of GlyEco-Delaware after the Reincorporation, in each case, unless and until later amended in accordance with Delaware law.

Upon effectiveness of the Reincorporation, our directors and officers will become all of the directors and officers of GlyEco-Delaware, all of our employee benefit and incentive plans will become GlyEco-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of GlyEco-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation. Stockholders should note that approval of the Reincorporation will also constitute approval of these plans continuing as plans of GlyEco-Delaware. Our employment contracts and other employee benefit arrangements also will be continued by GlyEco-Delaware upon the terms and subject to the conditions in effect at the time of the Reincorporation. We believe that the Reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of GlyEco-Delaware.

GlyEco-Nevada stockholders will not be required to exchange their GlyEco-Nevada stock certificates for new GlyEco-Delaware stock certificates. Following the effective time of the Reincorporation, any GlyEco-Nevada stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for GlyEco-Delaware stock certificates. GlyEco stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

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Effect of Vote For the Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware Indemnification Agreement.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of stockholders for approval of the Reincorporation from the State of Nevada to the State of Delaware, the Reincorporation will not be consummated and we will continue to be incorporated in Nevada and governed by the NRS, our existing Articles of Incorporation and our existing Bylaws.

Federal Income Tax Consequences of the Reincorporation

The following is a summary of the material United States federal income tax consequences to U.S. holders (as defined below) of the Reincorporation. The discussion is based on the Internal Revenue Code (the “Code”), regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. This summary does not discuss all aspects of United States federal income taxation which may be important to particular investors in light of their individual investment circumstances. For example, it does not consider the effect of any applicable state, local, or non-U.S. tax laws, or any non-income tax laws (such as estate and gift tax laws). In addition, it does not address all aspects of U.S. federal income taxation that may affect particular holders in light of their particular investment or tax circumstances, including, without limitation, holders subject to special tax rules, such as partnerships, subchapter S corporations or other entities that are fiscally transparent for U.S. federal income tax purposes, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S. dollar, persons who acquired GlyEco-Nevada common stock pursuant to the exercise of stock options or otherwise as compensation, persons whose common stock constitutes qualified business stock with the meaning of Section 1202 of the Code, and persons who are not “U.S. persons” as defined below. This summary also does not consider any alternative minimum or Medicare “net investment income” tax considerations. Furthermore, this discussion does not address the tax consequences of transactions occurring prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation). This summary only applies to persons who hold GlyEco-Nevada common stock and will hold GlyEco-Delaware common stock as capital assets (generally, property held for investment) under the Code. Stockholders are urged to consult their tax advisors regarding the United States federal, state, local, and non-United States income and other tax considerations of the Reincorporation.

For purposes of this summary, a “U.S. holder” is a beneficial owner of GlyEco-Nevada common stock who is, for United States federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation created in, or organized under the laws of, the United States or any state or political subdivision thereof or the District of Columbia, (3) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (4) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the trust or (B) that otherwise elected to be treated as a United States person under applicable United States Treasury regulations.

We believe that the Reincorporation of the Company from Nevada to Delaware should constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization, (1) holders of the GlyEco-Nevada common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (2) the aggregate tax basis of shares of GlyEco-Delaware’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of GlyEco-Nevada’s common stock converted therefor, and (3) the holding period of the shares of GlyEco-Delaware’s common stock received in the Reincorporation will include the holding period of the shares of GlyEco-Nevada’s common stock converted therefor.

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No ruling will be sought from the IRS with respect to the United States federal income tax consequences of the reincorporation, and no assurance can be given that the United States federal income tax consequences described above will not be challenged by the IRS or, if challenged, will be upheld by a court. Accordingly, U.S. holders are urged to consult their tax advisors regarding the tax consequences of the reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE THE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Accounting Treatment

We expect that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, the financial statements of GlyEco-Nevada previously filed with the SEC will remain the financial statements of GlyEco-Delaware following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation.

Blank Check Stock

GlyEco-Nevada’s current Articles of Incorporation and the Delaware Certificate of Incorporation both authorize the Board to issue shares of stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to GlyEco-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of GlyEco-Delaware and its stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of GlyEco-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of GlyEco-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in GlyEco-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of GlyEco-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of GlyEco-Delaware opposing a hostile tender offer or other attempt to obtain control.

Rights of our Stockholders Prior to and After the Reincorporation from Nevada to Delaware

As a result of differences between the NRS and the DGCL, as well as differences between the Nevada Articles of Incorporation and the Nevada Bylaws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand, the Reincorporation will effect changes in the rights of our stockholders. Summarized below are the material differences between the NRS and the DGCL, the Nevada Articles of Incorporation and the Delaware Certificate of Incorporation, and the Nevada Bylaws and the Delaware Bylaws. The summary below does not purport to be a complete statement of the respective rights of our stockholders before and after the Reincorporation, and is qualified in its entirety by reference to the NRS and the DGCL, to the Nevada Articles of Incorporation and Nevada Bylaws, and to the Delaware Certificate of Incorporation and the Delaware Bylaws.

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Provision	NRS, GlyEco-Nevada Articles of Incorporation and Bylaws	DGCL, Delaware Certificate of Incorporation and Delaware Bylaws	Other Important Provisions
Amendment of Charter Documents

The NRS requires that, except with respect to changing a corporation’s registered agent, which requires only a filing by the corporation of a statement of change, unless a larger proportion of voting power of the stockholders is provided in the articles of incorporation, a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

The NRS also requires that (i) unless otherwise provided in the articles of incorporation, a corporation may decrease the number of issued and outstanding shares of a class or series without decreasing the number of authorized shares of such class or series if the board of directors adopts a resolution regarding such action and it is then approved by the affirmative vote of the majority of the shares of the affected class or series (or such greater proportion provided for in the articles of incorporation) and (ii) unless otherwise provided in the articles of incorporation, a corporation may change the number of shares of a class or series of its authorized stock and the par value of such shares (and thus change the number of issued and outstanding shares of such stock) by a resolution adopted by the board of directors without the approval of the stockholders. However, if any proposed change to the number of authorized shares would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

The NRS also requires that no stock issued as fully paid up may ever be assessed and the articles of incorporation must not be amended regarding this provision.

GlyEco’s Articles of Incorporation currently provides the Board, without the approval of stockholders, may amend the Articles of Incorporation to (i) change the Company’s name, (ii) to adopt any re-capitalization affecting the Company’s outstanding securities by effective a forward or reverse split of such securities, or (iii) change the number of authorized shares of a class or series and such shares par value. GlyEco’s Articles of Incorporation also currently provides that amendments to the non-assessability of the Company’s shares shall not be permitted.

		The DGCL provides that an amendment to the certificate of incorporation must be effected by a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote, provided that unless otherwise expressly required by the certificate of incorporation, no meeting or vote of stockholders shall be required to adopt an amendment to change the corporation’s name or delete certain provisions regarding (i) the corporation’s incorporator, the initial board of directors or subscribers for shares or (ii) a change to the corporation’s stock after such change has become effective. The DGCL further provides that the affirmative vote of a majority of the holders of the outstanding shares of a particular class is required to approve a proposed amendment if the amendment would increase or decrease the number of authorized shares (unless such affirmative vote of such holders to amend such increase or decrease is not required by the certificate of incorporation), or par value of such shares, or alter or change the power, preferences, or special rights of one or more series or class so as to affect them adversely.	The Delaware Certificate of Incorporation will also provide that the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal the provisions in the Delaware Certificate of Incorporation relating to election of directors, amendments to the Delaware Bylaws, ability of stockholders to take action by written consent, indemnification and amendments to the Delaware Certificate of Incorporation.
Amendment of Bylaws

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

GlyEco’s Articles of Incorporation currently provides that the Board may make, alter, amend and repeal the Bylaws, subject to the stockholders’ power to alter or repeal the Bylaws made by the Board. GlyEco’s current Bylaws provide that they may be amdned or repealed by the Board unless (i) the Articles of Incorporation, the NRS or the particular bylaw reserves this power exclusively to the stockholders, (ii) in adopting, amending, or repealing a particular bylaw, the stockholders provide expressly within the bylaw that the Board may not amend, repeal or readopt that bylaw, or (iii) the bylaw fixes a greater or lower quorum requirement or greater voting requirement for stockholders. The Bylaws also provide that the Company’s stockholders may amend or repeal the Bylaws or adopt new bylaws even though the Board may also amend or repeal the Bylaws or adopt new bylaws. The adoption or amendment of a bylaw by the Board or stockholders that adds, changes or deletes a greater or lower quorum requirement or a greater voting requirement for stockholders or the Board must meet the same quorum and voting requirement then in effect.

Delaware law states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

Additionally, a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

Delaware law restricts the ability of the board of directors to amend the company’s bylaws unless the company’s certificate of incorporation provides otherwise.

The Delaware Certificate of Incorporation and the Delaware Bylaws expressly empower the board of directors to adopt, amend or repeal the Delaware Bylaws. Stockholders will continue to only be permitted to adopt, alter, amend or repeal bylaws by a vote of 2/3rds of the outstanding shares of stock entitled to vote upon the election of directors.

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Number of Authorized Directors

Under the NRS, a corporation may provide in its articles of incorporation or bylaws for the classification of its board of directors, provided that at least one-fourth of the total number of directors is elected annually.

GlyEco’s existing Bylaws provide that the Board shall consist of no less than one (1) and no more than nine (9) members, the specific number to be set by resolution of the Board. The number of directors may be changed from time to time by amendment to the Bylaws.

Under the DGCL, a corporation may provide in its certificate of incorporation or bylaws for the classification of its board of directors into as many as three classes with staggered terms of office.

The Delaware Bylaws provide that the number of directors shall be fixed from time to time by the board of directors pursuant to a resolution adopted by a majority of the total number of directors.

The Delaware Bylaws are similar to our current Bylaws, but provide more flexibility to the Board to determine the number of directors by providing that the number can be set simply by resolution, whereas our current Bylaws require the Board to amend our Bylaws to set a number of directors above nine.
Number of Authorized Shares	GlyEco’s existing Articles of Incorporation provides that it is authorized to issue up to 300,000,000 shares of common stock, par value $0.0001 per share, and up to 40,000,000 shares of preferred stock, par value $0.0001 per share.	Under GlyEco-Delaware’s proposed Certificate of Incorporation, it will be authorized to issue up to 20,000,000 shares of common stock, par value $0.0001 per share, and 1,000,000 shares of such preferred stock, par value $0.0001 per share.	The total number of shares that GlyEco-Delaware will be authorized to issue, as well as the total number of shares of common stock and preferred stock that GlyEco-Delaware will be authorized to issue, will be reduced.

Filling Vacancies on the Board of Directors

The NRS provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, the NRS provides that unless otherwise provided in the articles of incorporation, upon a resignation by a director, the board may fill the vacancy or vacancies at the time of such resignation, with such director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

GlyEco’s existing Articles of Incorporation and Bylaws are consistent with the NRS regarding Board vacancies.

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

The Delaware Bylaws provide that any vacancy occurring on the Board, including a vacancy resulting from an increase in the number of directors, may be filled by the stockholders, by the Board, by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board, or by a sole remaining director.

Delaware law and the Delaware Bylaws provide greater protection to the company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole board of director.

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Removal of Directors

The NRS provides that any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. The NRS does not distinguish between removal of directors with or without cause.

GlyEco’s existing Bylaws provide that any director may be removed, with or without cause, by a vote of the holders of two-thirds of the voting power of the issued and outstanding stock entitled to vote.

	With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed, with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.	To comply with Delaware law, the Delaware Bylaws will provide that a director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless such director was elected by the holders of a class of preferred stock, in which case such bylaw provision shall not apply.

Interested Party Transactions

The NRS provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board of directors, committee or stockholders and the transaction is approved or ratified by the board of directors or committee in good faith without counting the vote of the interested director or officer, or by a vote of stockholders holding a majority of the voting power in good faith, (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board of directors, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.

GlyEco’s Articles of Incorporation provide that no such contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other entity shall be invalidated due to a director having an interest in such entity or because the directors was present at a Board meeting which acted on such contract or transaction if (i) such interest was disclosed to the Board and a disinterested majority of the Board approved such contract or transaction or (ii) the conditions of the NRS described above are met.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.
Stockholder Voting – Quorum

The NRS provides that unless the articles of incorporation or bylaws provide otherwise, the majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business.

The Company’s existing Bylaws provide that the holders of at least a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

	Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada and Delaware law are substantially similar in respect to quorum requirements.

Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless provided otherwise in the proxy, which duration may not exceed seven years.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.
Stockholder Vote for Mergers and Other Corporate Reorganizations	Under the NRS, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, the NRS does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.	Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.	Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

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Special Meetings of Stockholders

Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders.

GlyEco’s existing Bylaws provide that special meetings of the stockholders for any purpose may be called at any time by the President, by the Board or by any two or more members thereof, or by one or more stockholders holding not less than twenty-five percent (25%) of the voting power of the Company.

Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Delaware Bylaws provide that a special meeting of stockholders may be called by the Chief Executive Officer, the Chairperson of the board of directors or the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors.

Nevada law provides for the explicit authority of any two directors and the president to call special meetings, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.

The Delaware Bylaws will no longer provide that a special meeting may be called upon the written request of the stockholders of record entitled to cast not less than 25% of the votes at such special meeting.

Stockholder Action by Written Consent

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the stockholders holding shares representing at least a majority of the voting power, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required.

GlyEco’s existing Articles of Incorporation and Bylaws are consistent with the NRS regarding Board stockholder action by written consent.

The comparable provision of the DGCL provides that unless the articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing, except that, in addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders that did not consent in writing.

The Delaware Certificate of Incorporation provides that no action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with the Delaware Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

The Delaware Certificate of Incorproation will no longer provide for stockholder action by written consent.

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Failure to Elect Directors	The NRS provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.	Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.	Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

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Advance Notice Procedures for Business to be Brought by a Stockholder at a Meeting	The NRS does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders.

The DGCL does not have any statutory requirement with regard to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders. Federal securities laws generally provide that any stockholder that wishes to include a proposal in a company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was sent out in connection with the previous year’s annual meeting of stockholders.

The Delaware Bylaws provide that for nominations for the election to the Board to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to the Secretary at the principal executive offices of the Company no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting, provided that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

The Delaware Bylaws provide that for nominations for the election to the Board to be properly brought before a special meeting of stockholders at which directors are to be elected, the stockholder must deliver written notice to the Secretary at the principal executive offices of the Company no later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

The Delaware Bylaws will contain additional requirements than those provided under Federal securities laws with respect to advance notice procedures required of stockholders in order to properly bring business before a meeting of stockholders.

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Adjournment of Stockholder Meetings	Under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting. The board of directors must fix a new record date if the meeting is adjourned or postponed to a date more than 60 days later than the meeting date set for the original meeting.	Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.	Delaware law requires companies to provide stockholders of record entitled to vote with notice of the new record date for an adjourned meeting.
Stockholder Inspection Rights

Under the NRS, only a stockholder of record who owns at least 15% of the corporation’s issued and outstanding shares of stock, or has been authorized in writing by holders of at least 15% of such issued and outstanding shares, is entitled to inspect and make copies of the corporation’s financial records. This provision does not apply to any corporation that furnishes to its stockholders a detailed, annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to section 13 or section 15(d) of the Exchange Act.

The Company’s existing Bylaws provide that stockholders may inspect the Company’s books and records to the extent provided under the NRS.

Under the DGCL, any stockholder of record has the right to inspect and copy for any proper purpose (defined as reasonably related to such person’s interest as a stockholder) the corporation’s stock ledger, list of its stockholders, and its other records.

Neither the Delaware Bylaws nor the Delaware Certificate of Incorporation contain any provisions regarding stockholder inspection rights.

Delaware law is less restrictive regarding stockholder inspection of the Company’s books and records.
Limitation on Director Liability	Under the NRS, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Under the NRS, directors who make unlawful distributions to stockholders are jointly and severally liable, at any time within 3 years after each violation, to the corporation and, in the event of its dissolution or insolvency, to its creditors at the time of the violation, or any of them, to the lesser of the full amount of the distribution made or of any loss sustained by the corporation by reason of such distribution, unless such director dissented at the meeting approving such action or upon learning of such action.

GlyEco’s existing Articles of Incorporation are consistent with the NRS regarding limitation of liability.

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The provisions of the Delaware Certificate of Incorporation are consistent with the DGCL regarding limitation of liability.

Delaware law is more extensive in the enumeration of actions under which a company may not eliminate a director’s personal liability.

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Indemnification

Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

GlyEco’s existing Articles of Incorporation and Bylaws are consistent with the NRS regarding indemnification.

Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The provisions of the Delaware Certificate of Incorporation and Delaware Bylaws are consistent with the DGCL regarding indemnification.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

We expect to enter into the Delaware Indemnification Agreement with our executive officers and directors based upon the indemnification provisions of the DGCL.

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Advancement of Expenses

The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

GlyEco’s existing Bylaws are consistent with the NRS regarding advancement of expenses.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

The provisions of the Delaware Certificate of Incorporation and Delaware Bylaws are consistent with the DGCL regarding advancement of expenses.

Nevada law and Delaware law are substantially similar with respect to the advancement of expenses.
Declaration and Payment of Dividends	Under the NRS, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.	Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).	Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

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Business Combination Statute

The NRS prohibits certain business combinations between a Nevada corporation and an interested stockholder of a corporation for three years after such holder becomes an interested stockholder of such corporation (the “Business Combination Statute”), unless such corporation’s articles of incorporation expressly elect not to be governed by the Business Combination Statute. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and, at any time within three years immediately before the date in question, was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three-year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

GlyEco’s Articles of Incorporation currently provide that GlyEco has elected not to be governed by the Business Combination Statute.

	Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the acquisition of ownership.	Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

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Control Share Acquisition Statute

The NRS limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. A “controlling interest” is deemed to be the direct or indirect power to exercise at least 20% of the voting power of the stockholders in the election of directors. An “acquisition” means, with certain exceptions, the direct or indirect acquisition of a controlling interest.  Under the NRS, an “acquiring person” that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred on such person by a majority vote of the disinterested stockholders of the corporation at a special or annual meeting of the stockholders.  In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

	Delaware does not have a control share acquisition statute. See “Business Combination Statute” above for a description of Section 203 of the DGCL regarding business combinations with interested stockholders.	Delaware law provides less protection to companies whose stockholders acquire a controlling interest .

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Appraisal or Dissenters’ Rights

Under the NRS, stockholders have the right, in some circumstances (including, unless otherwise provided in the articles of incorporation or bylaws of a corporation, when a controlling interest has been acquired by an acquiring person (as defined above)), to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Unless otherwise provided in the articles of incorporation or board of director resolutions approving the plan of merger, conversion or exchange, stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are, among other things,

(i) listed on a national securities exchange; or

(ii) traded in an organized market and held by at least 2,000 stockholders of record and have a market value of at least $20,000,000, exclusive of the value of such shares held by a corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares; or

(iii) issued by an open-end management investment company registered under the Investment Company Act of 1940, as amended,

unless the stockholders receive in exchange for their shares anything other than cash, or shares of any class or any series of shares of any corporation, or any other proprietary interests of any other entity, that is, among other things, listed on a national securities exchange or traded in an organized market and held by at least 2,000 stockholders of record with market value of at least $20,000,000, exclusive of the value of such shares held by corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10% of such shares at the time the corporate action becomes effective. Both stockholders of record and beneficial stockholders are entitled to dissenters’ rights.

Neither the Nevada Articles of Incorporation nor Nevada Bylaws contains any specific provisions that depart from the provisions of the NRS.

Under the DGCL, stockholders have the right, in some circumstances, to dissent from certain corporate actions and to instead demand payment of the fair value of their shares.

Stockholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock, or depositary receipts in respect thereof, are either:

(i) listed on a national securities exchange;

(ii) included in the national market system by the National Association of Securities Dealers, Inc.; or

(iii) held by more than 2,000 stockholders of record,

unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

Only stockholders of record are entitled to dissenters’ rights.

Neither the Delaware Certificate of Incorporation nor the Delaware Bylaws contains any specific provisions that depart from the provisions of the DGCL.

Nevada and Delaware law are substantially similar in respect to appraisal and dissenters’ rights.
Taxes and Fees	Nevada charges corporations incorporated in Nevada an annual $500 business license fee and an annual list filing fee based on capitalization of the Company. Fees range from $75 to a maximum of $35,000.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

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Amendments, Termination, and Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board prior to effecting the reincorporation, provided that the Board determines that such amendment would be in the best interests of GlyEco-Nevada and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

The Reincorporation may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the effective time of the Reincorporation, whether before or after approval by our stockholders, if the Board determines for any reason that such delay or termination would be in the best interests of GlyEco-Nevada and our stockholders. The Board may consider the number of shares requesting dissenter’s rights in making this determination whether or not to terminate or abandon the Reincorporation to Delaware.

Dissenters’ Rights

Record holders of our Common Stock who do not vote in favor of this Proposal No. 4 and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 – 92A.500, inclusive, of the NRS. In determining whether to proceed with the Reincorporation, the Board may consider the exercise, if any, of dissenters’ rights pursuant to the NRS and the payments related thereto.

The procedures with which our stockholders must comply in order to exercise dissenters’ rights are discussed and summarized below. The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 – 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 – 92A.500, which is attached to this proxy statement as Appendix G. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 – 92A.500.

All references in NRS Sections 92A.300 – 92A.500 and in this summary to a “stockholder” or “holders of shares of our Common Stock” are to the record holder or holders of the shares of our Common Stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of our Common Stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

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To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

•	Before the vote on the adoption of the Reincorporation occurs at the Annual Meeting, each stockholder who wishes to assert dissenters’ rights must give written notice to the Company of the stockholder’s intent to demand payment for the stockholder’s shares if the Reincorporation takes place and shall not vote or cause or permit to be voted such shares in favor of the Reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the Reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

•	A dissenting stockholder may NOT vote for approval of the Reincorporation.

Abstaining from voting or voting against the Reincorporation will NOT constitute a waiver of a stockholder’s rights. After the vote is taken at the Annual Meeting, if the Reincorporation is approved and the Board proceeds with the Reincorporation, no later than 10 days after the Reincorporation takes place, a written dissenters’ notice and form, accompanied by a copy of NRS Sections 92A.300 – 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the Reincorporation. The dissenters’ notice will state the results of the vote on the Reincorporation, where the payment demand must be sent, and where and when share certificates, if any, must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder or else the dissenting stockholder shall be deemed to have waived the right to demand payment. The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before February [__], 2019, the date of the Company’s first public disclosure pertaining to the Reincorporation, and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after February [__], 2019, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must (1) demand payment; (2) certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and (3) deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification, we may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to NRS 92A.440. A stockholder who makes the certification and deposits certificates may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by notifying us in writing by the date set forth in the dissenter’s notice from us. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without our written consent. A stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the notice from us, will not be entitled to payment for his or her shares.

Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters’ rights as to fewer than every share registered in his or her name only if he or she objects for all shares beneficially owned by any one person and notifies us in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. A beneficial stockholder may assert dissenters’ rights as to shares held on his or her behalf only if he or she submits to us the stockholder of record’s written consent before or at the time he or she asserts dissenters’ rights and he or she does so for all shares that he or she beneficially owns or over which he or she has the power to direct the vote.

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Within 30 days after receipt of a payment demand, we will pay in cash to each stockholder who complied with the terms of the dissenters’ notice the amount we estimate to be the fair value of the shares, plus accrued interest, except that we may withhold payment from a dissenter as to after-acquired shares to be subsequently offered to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by our balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder’s equity, or, where such financial statements are not reasonably available, then reasonably equivalent financial information and the latest available quarterly financial statements; a statement of our estimate of the fair value of the shares; an explanation of how the interest was calculated; and a statement of the dissenter’s right to demand payment under NRS 92A.480. If a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify us in writing of his or her own estimate of the fair value of the shares and interest due within 30 days after receiving the payment. If this kind of claim is made by a stockholder, and it cannot be settled, we are required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against us, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept our payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

All written notices of intent to demand payment of fair value should be sent or delivered to GlyEco, Inc., P.O. Box 387, Institute, WV 25112, Attention: Corporate Secretary.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power on the proposal. Stockholders who return a signed proxy card but do not indicate how they wish to vote on Proposal No. 4 will be deemed to have voted “FOR” Proposal No. 4. Abstentions and broker non-votes will operate to prevent the approval of proposal to the same extent as a vote against such proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE.

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PROPOSAL NO. 5: ADVISORY VOTE ON THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, more commonly referred to as the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.

The compensation of our named executive officers subject to the vote is disclosed in the Executive Compensation section of this proxy statement.

We believe that our executive compensation program is appropriately designed and reasonable in light of the executive compensation programs of similar companies, and further, that it encourages our executive officers to work for meaningful stockholder returns and reflects a pay-for-performance philosophy. We strive to ensure that our compensation program for our executive officers stays competitive to help attract, motivate, and retain talented and experienced individuals to manage and operate all aspects of our business.

The Board asks that stockholders indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote in favor of the compensation of our named executive officers.

Vote Required and Board Recommendation

The advisory approval of the compensation of our named executive officers must receive the affirmative vote of a majority of the votes cast on Proposal No. 5 in order to be approved, although such vote will not be binding on us. Abstentions and broker non-votes will not be counted as participating in the voting and will therefore have no effect.

The Board recommends that stockholders vote “FOR” the approval of the compensation of the Company’s named executive officers.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the year ended December 31, 2018 to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years preceding the last fiscal year, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest:

On January 8, 2018, the Company issued 1,200 shares of common stock to one employee of the Company at a price of $0.06 per share. The shares were issued pursuant to Section 4(a)(2) because the employee had sufficient sophistication and knowledge of the Company, and the issuance did not involve any form of general solicitation or general advertising. The employees made representations that the shares were taken for investment purposes and not with a view to resale. The shares of Common Stock issued are restricted.

On April 30, 2018, the Company entered into waiver agreements (the “Waivers”) with Richard Geib, our Chief Executive Officer, and his wife, Jennifer Geib, who are the holders (the “Holders” and each a “Holder”) of $2,650,000 in principal amount of 8% Convertible Promissory Notes (the “8% Notes”) due December 27, 2021, issued pursuant to a Stock Purchase Agreement, dated December 26, 2016.

The Waivers provide that the Holders will grant a waiver to the Company from having to comply with Section 2(a) of the 8% Notes in order to avoid triggering an Event of Default (as defined in the 8% Notes). The Holders will waive such non-compliance through and including December 31, 2018. In consideration for the Waivers, the Company and the Holders agreed to pay or reimburse the Holders for their costs and expenses incurred in connection with the Waivers and to certain modifications regarding the Company’s obligations in connection with the 8% Notes and the Holders’ employment agreements.

As of May 4, 2018, the Company has closed four tranches of funding related to a private placement of up to $2,500,000 (the “Private Placement”) in principal amount of 10% Unsecured Promissory Notes (the “10% Notes”) and three-year common stock purchase warrants (the “Warrants”) to purchase up to 100,000 shares of Company’s common stock, par value $0.0001 per shares (the “Common Stock”) at an exercise price of $6.25 per share, pursuant to a Subscription Agreement by and among the Company and each prospective investor. Each of the 10% Notes will mature thirteen (13) months from their issuance date.

The Company closed the initial tranche of the Private Placement on April 6, 2018, with two institutional investors, Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I, (the “Institutional Investors” and each an “Institutional Investor”), for an aggregate principal amount of $1,000,000 of 10% Notes (the “Institutional Notes”) and Warrants to purchase an aggregate of 40,000 shares of Common Stock (the “Institutional Warrants”). The Company closed a subsequent tranche of the Private Placement on April 10, 2018, with one of its directors, Charles F. Trapp, with respect to a 10% Note with a principal amount of $50,000 and a Warrant to purchase 20,000 shares of Common Stock. On May 1, 2018, the Company closed another tranche with one of its directors and its former Chief Executive Officer, Ian Rhodes, with respect to a 10% Note with a principal amount of $50,000 and a Warrant to purchase 20,000 shares of Common Stock.

On May 4, 2018, the Company closed another tranche with the two Institutional Investors from the first tranche, with respect to 10% Notes with an aggregate principal amount of $1,000,000 and Warrants to purchase an aggregate of 40,000 shares of Common Stock. Wynnefield Partners Small Cap Value, L.P. and Wynnefield Partners Small Cap Value, L.P. I are under the management of Wynnefield Capital, Inc. (“Wynnefield Capital”), an affiliate of the Company. The Company’s Chairman of the Board, Dwight Mamanteo, is a portfolio manager of Wynnefield Capital.

As of February 5, 2019, (i) $0 in principal amount and $130,000 of accrued interest of the 8% Notes has been repaid, and no warrants have been exercised, and (ii) $0 in principal amount of the 10% Notes, plus accrued interest, has been repaid, and no warrants have been exercised.

Our Audit Committee considers and approves or disapproves any related person transaction.

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FUTURE STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC.  Such proposals must be submitted in writing to GlyEco, Inc., P.O. Box 387, Institute, WV 25112, Attention: Corporate Secretary. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at (212) 603-6300.

[PROXY CARD]

It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

February [__], 2019

By Order of the Board of Directors,

/s/ Dwight Mamanteo
Dwight Mamanteo, Chairman of the Board of Directors

55

APPENDIX A

PLAN OF CONVERSION

of

GLYECO, INC.,

a Nevada corporation

into

GLYECO, INC.,

a Delaware corporation

This Plan of Conversion, dated as of [                    ], 2019 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by GlyEco, Inc., a Nevada corporation, in order to set forth the terms, conditions and procedures governing the conversion of GlyEco, Inc. from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

RECITALS

Whereas, GlyEco, Inc. is a corporation organized and existing under the laws of the State of Nevada (the “Converting Entity”);

Whereas, the Board of Directors of the Converting Entity has determined that it would be advisable and in the best interests of the Converting Entity and its stockholders for the Converting Entity to convert from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS;

Whereas, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity;

Whereas, the Board of Directors of the Converting Entity has submitted this Plan to the stockholders of the Converting Entity for approval; and

Whereas, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

Now, Therefore, the Converting Entity hereby adopts this Plan as follows:

PLAN OF CONVERSION

1.          Conversion; Effect of Conversion.

(a)          Upon the Effective Time (as defined in Section 3 below), the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 92A.120 of the NRS (the “Conversion”) and the Converting Entity, as converted to a Delaware corporation (the “Converted Entity”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

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(b)          Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, as well as all other things and causes of action belonging to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(c)          The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)          Upon the Effective Time, the name of the Converted Entity shall remain unchanged and continue to be “GlyEco, Inc.”

(e)          The Converting Entity intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended.

2.          Filings.  As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a)          executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of EXHIBIT A hereto (the “Nevada Articles of Conversion”), with the Secretary of State of the State of Nevada;

(b)          executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of EXHIBIT B hereto (the “Delaware Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

(c)          executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of EXHIBIT C hereto (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

3.          Effective Time.  The Conversion shall become effective upon the last to occur of the filing of the Nevada Articles of Conversion, the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation (the time of the effectiveness of the Conversion, the “Effective Time”).

4.          Effect of Conversion on Common Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.0001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

5.          Effect of Conversion on Outstanding Stock Options.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to acquire shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock.

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6.          Effect of Conversion on Shares of Restricted Stock.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each restricted share of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent restricted share of Converted Entity Common Stock with the same terms and conditions (including the vesting schedule applicable to each such share) as were in effect immediately prior to the Effective Time.

7.          Effect of Conversion on Outstanding Warrants or Other Rights.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each warrant or other right to acquire shares of Converting Entity Common Stock or Converting Entity Preferred Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Converted Entity Common Stock or Converted Entity Preferred Stock, respectively.

8.          Effect of Conversion on Stock Certificates.  All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

9.            Effect of Conversion on Employee Benefit, Stock Option or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

10.          Further Assurances.  If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Entity, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Entity, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

11.          Effect of Conversion on Directors and Officers.  Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

12.          Delaware Bylaws.  Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of GlyEco, Inc., substantially in the form of EXHIBIT D hereto.

13.          Delaware Indemnification Agreements.  As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of EXHIBIT E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

58

14.          Copy of Plan of Conversion.  After the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

15.          Termination.  At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

16.          Third Party Beneficiaries.  This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

17.          Severability.  Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

In Witness Whereof, the undersigned hereby causes this Plan to be duly executed as of the date hereof.

GLYECO, INC.,
a Nevada corporation

By:
Name: Richard Geib Title: Chief Executive Officer

59

APPENDIX B

BARBARA K. CEGAVSKE Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1.	Name and jurisdiction of organization of constituent entity and resulting entity:

GlyEco, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,
GlyEco, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2.	A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3.	Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☑	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

  * corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1

Revised: 1-5-15

60

BARBARA K. CEGAVSKE Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4.	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:	Richard Geib

c/o:	GlyEco, Inc.

P.O. Box 387

Institute, WV 25112

5.	Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

6.	Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

  GlyEco, Inc.

  Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State 92A Conversion Page 2
This form must be accompanied by appropriate fees.	Revised: 1-5-15

61

APPENDIX C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware Corporation first formed is the State of Nevada.

2.	The jurisdiction immediately prior to filing this Certificate is the State of Nevada.

3.	The date the Non-Delaware Corporation first formed is October 21, 2011.

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is GlyEco, Inc.

5.	The name of the Corporation as set forth in the Certificate of Incorporation is GlyEco, Inc.

In Witness Whereof, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on                     , 2019.

GLYECO, INC., a Nevada corporation

By:
Name: Title:	Richard Geib Chief Executive Officer

62

APPENDIX D

CERTIFICATE OF INCORPORATION

OF

GLYECO, INC.

ARTICLE I

The name of the corporation is GlyEco, Inc. (the “Corporation”).

ARTICLE II

The address of the registered offices of the Corporation in the State of Delaware is [__________________]. The name of its registered agent in charge thereof is [_________________].

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same may be amended and supplemented from time to time (the “DGCL”).

ARTICLE IV

A.          The total number of shares which the Corporation shall have authority to issue is 21,000,000 shares of capital stock, of which 20,000,000 shares shall be designated Common Stock, $0.0001 par value per share (“Common Stock”), and 1,000,000 shall be designated Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

1.          Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock. Except as otherwise required by law or this Certificate of Incorporation, each share of Common Stock shall entitle the holder thereof to one (1) vote, in person or by proxy, on each matter submitted to a vote of stockholders of the Corporation. Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

2.          Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, as determined by the Board of Directors of the Corporation (the “Board of Directors”). The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is further expressly authorized to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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ARTICLE V

A.          The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. The members of the Board of Directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders of the Corporation. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until his or her death, resignation or removal; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called in accordance with the DGCL.

B.          Notwithstanding the foregoing provisions of this Article V, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal.

C.          One or more members of the Board of Directors (including the entire Board of Directors) may be removed at any time with or without cause by the holders of a majority of the shares then entitled to vote generally in the election of directors. Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of this corporation, the provisions of Clause C of this Article V shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

D.          Subject to the rights of the holders of any series of Preferred Stock then outstanding, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by the vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until his or her successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise required by law, or by this Certificate of Incorporation or the Bylaws of the Corporation, may exercise the powers of the full Board of Directors until the vacancy is filled.

ARTICLE VI

A.          In furtherance of and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

B.        The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

ARTICLE VII

A.          No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws of the Corporation, and no action shall be taken by the stockholders by written consent.

B.          Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

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ARTICLE VIII

A.          To the fullest extent permitted by the DGCL, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

B.          Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

A.          Subject to any provisions in the Bylaws of the Corporation related to indemnification of directors or officers of the Corporation, the Corporation is authorized to indemnify, to the fullest extent permitted by applicable law, any director, officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

B.          A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or the Bylaws of the Corporation shall not be eliminated or impaired by an amendment to this Certificate of Incorporation or the Bylaws of the Corporation after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

ARTICLE X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal Article V, Article VI, Article VII, Article VIII, Article IX and Article X.

ARTICLE XI

The name and mailing address of the incorporator of the Corporation are as follows:

David E. Danovitch, Esq.

Robinson Brog Leinwand Greene Genovese & Gluck P.C.

875 3rd Avenue, 9th Floor

New York, NY 10022

* * * *

I, The Undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this      day of                     , 2019.

[David E. Danovitch], Incorporator

65

APPENDIX E

BYLAWS

OF

GLYECO, INC.

a Delaware corporation

SECTION 1. OFFICES

The principal office of GlyEco, Inc., a Delaware corporation (“Corporation”), shall be located at the principal place of business or such other place as the Board of Directors (the “Board”) may designate. The Corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the Corporation may require from time to time.

SECTION 2. STOCKHOLDERS

2.1 Annual Meeting

(a) The annual meeting of the stockholders shall be held on such date and at such time as shall be fixed by resolution of the Board, at the principal office of the Corporation, or such other place as fixed by the Board, for the purpose of electing directors and transacting such other business as may properly come before that meeting; provided, however, that the Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211 of the General Corporation Law of the State of Delaware (the “DGCL”). Nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the Corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board; or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 2.1(b) , who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.1. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the Corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(i) For nominations for the election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.1(a) the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 2.1(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 2.1(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Corporation which are, directly or indirectly, owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, and (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 2.1(b)(iv). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

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(ii) Other than proposals sought to be included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the 1934 Act, for business other than nominations for the election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 2.1(a), the stockholder must deliver written notice to the Secretary at the principal executive offices of the Corporation on a timely basis as set forth in Section 2.1(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 2.1(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 2.1(b)(iv).

(iii) To be timely, the written notice required by Section 2.1(b)(i) or 2.1(b)(ii) must be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 2.1(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received by the Secretary of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(iv) The written notice required by Section 2.1(b)(i) or 2.1(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the Corporation’s books; (B) the class, series and number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 2.1(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 2.1(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 2.1(b)(i)) or to carry such proposal (with respect to a notice under Section 2.1(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of Sections 2.1 and 2.2, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w)	the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Corporation,

(x)	which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Corporation,

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(y)	the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z)	which provides the right to vote or increase or decrease the voting power of such Proponent, or any of its affiliates or associates, with respect to any securities of the Corporation, which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 2.1(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of stockholders entitled to notice of the meeting, and (ii) the date that is ten (10) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 2.1(c), such update and supplement shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 2.1(c), such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

(d) Notwithstanding anything in Section 2.1(b)(iii) to the contrary, in the event that the number of directors of the Board is increased and there is no public announcement of the appointment of a director, or, if no appointment was made, of the vacancy, made by the Corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 2.1(b)(iii), a stockholder’s notice required by this Section 2.1 and which complies with the requirements in Section 2.1(b)(i), other than the timing requirements in Section 2.1(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(e) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 2.1(a), or in accordance with clause (iii) of Section 2.1(a). Except as otherwise required by law, the Chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 2.1(b)(iv)(D) and 2.1(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f) Notwithstanding the foregoing provisions of this Section 2.1, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 2.1(a)(iii).

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(g) For purposes of Sections 2.1 and 2.2,

(i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(ii) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

2.2  Special Meetings

(a) Special meetings of the stockholders of the Corporation may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (i) the Chairperson of the Board, (ii) the Chief Executive Officer, or (iii) the Board pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). A special meeting may not be called by any other person or persons.

(b) For a special meeting called pursuant to Section 2.2(a), the Board shall determine the time and place of such special meeting. Following determination of the time and place of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4. No business may be transacted at a special meeting otherwise than as specified in the notice of meeting.

(c) Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board, or (ii) by any stockholder who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the Corporation setting forth the information required by Section 2.1(b)(i). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if written notice setting forth the information required by Section 2.1(b)(i) shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 2.1(c). In no event shall an adjournment or a postponement of a special meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 2.2, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.2. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board and/or proposals of other business to be considered pursuant to Section 2.2(c).

2.3  Place of Meeting

All meetings shall be held at the principal office of the Corporation, or at such other place as designated by the Board, either within or without the State of Delaware.

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2.4  Notice of Meeting

(a) The Corporation shall cause to be delivered to each stockholder entitled to notice of, or to vote at, an annual or special meeting of stockholders, either personally or by mail, not less than ten (10) days nor more than sixty (60) days before that meeting, written notice stating the date, time and place of that meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which that meeting is called.

(b) Notice to a stockholder of an annual or special stockholders’ meeting shall be in writing. Such notice, if in comprehensible form, is effective (i) when mailed, if it is deposited in the United States mail, postage pre-paid, and is correctly addressed to that stockholder’s address as specified in the Corporation’s then current record of stockholders, or (ii) when received by that stockholder, if it is delivered by electronic transmission, facsimile transmission or private courier.

(c) If an annual or special stockholders’ meeting is adjourned to a different date, time, or place, notice of the new date, time, or place shall not be required if the new date, time, or place is announced at that meeting before adjournment, unless a new record date for the adjourned meeting is, or must be, fixed pursuant to (i) Section 2.6, or (ii) the DGCL.

2.5  Waiver of Notice

(a) Whenever any notice is required to be given to any stockholder pursuant to the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice or by electronic transmission by such person, whether before or after such meeting, and delivered to the Corporation for inclusion in the minutes for filing with the corporate records, shall be deemed equivalent to the giving of such notice.

(b) The attendance of a stockholder at a meeting in person, by remote communication or, if applicable, by proxy shall be a waiver of each objection to lack of, or defect in, notice of such meeting or of consideration of a particular matter at that meeting, unless that stockholder, at the beginning of that meeting or prior to consideration of such matter, objects to holding that meeting, transacting business at that meeting, or considering the matter when presented at that meeting.

2.6  Fixing of Record Date for Determining Stockholders

For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or to make a determination of stockholders for any other purpose, the Board may fix in advance a date as the record date for any such determination. Such record date shall be not more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days before any other action to which the record date relates. If no record date is fixed for the determination of stockholders entitled to notice of, or to vote at, a meeting, or to receive payment of a dividend, the record date shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Such determination shall apply to any adjournment of that meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with Section 213 of the DGCL and this Section 2.6 at the adjourned meeting.

2.7  Stockholders’ List

At least ten (10) days before every meeting of stockholders, a complete alphabetical list of the stockholders entitled to notice of that meeting shall be made, arranged by voting group, and within each voting group by class or series, with the address of and number of shares held by each stockholder; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list will reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and then number of shares held by each of them.

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2.8  Quorum

The holders of a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. If a quorum is not present for a matter to be acted upon, then either (a) the Chairperson of the meeting, or (b) a majority of the voting power of the stockholders entitled to vote at that meeting may adjourn that meeting from time to time. If the necessary quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called.

2.9  Manner of Acting

If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the affirmative vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

2.10  Proxies

A stockholder may vote by proxy executed in writing by that stockholder or by his or her attorney-in-fact. Such proxy shall be effective when received by the Secretary of the Corporation or other officer or agent authorized to tabulate votes at the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Subject to the limitation set forth in the last clause of the second sentence of this Section 2.10, a duly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy, or (b) written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted.

2.11  Voting of Shares

Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of stockholders.

2.12  Voting for Directors

Each stockholder may vote, in person or by proxy, the number of shares owned by such stockholder that are entitled to vote at an election of directors, for as many persons as there are directors to be elected and for whose election such shares have a right to vote. Unless otherwise provided in the Certificate of Incorporation, directors are elected by a plurality of the votes cast by shares present in person or represented by proxy at the meeting and entitled to vote in the election at a meeting at which a quorum is present.

2.13  Voting of Shares by Corporation

The Chairperson of the Board, the President, any vice president, the treasurer, the Secretary or assistant Secretary of the Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

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2.14  Adjournment And Notice Of Adjourned Meetings

Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the Chairperson of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the date, time and place, if any, thereof and the means of remote communications (if any) by which the stockholders and proxy holders may be deemed present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

2.15  Action Without Meeting

No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent or by electronic transmission.

2.16  Organization

(a) At every meeting of stockholders, the Chairperson of the Board, or, if a Chairperson has not been appointed or is absent, the president, or, if the president is absent, a Chairperson of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as Chairperson. The secretary, or another person directed to do so by the president, shall act as secretary of the meeting.

(b) The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board, if any, the Chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the Chairperson shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board or the Chairperson of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

2.17  Inspectors of Election

The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons to act as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

Such inspectors shall:

(a)	determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)	receive votes, ballots or consents;

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(c)	hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)	count and tabulate all votes or consents;

(e)	determine when the polls shall close;

(f)	determine the result; and

(g)	do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

SECTION 3. BOARD OF DIRECTORS

3.1  General Powers

The business and affairs of the Corporation shall be managed by the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the DGCL.

3.2  Number, Tenure and Qualifications

The authorized number of directors shall be determined from time to time by resolution of the Board; provided that the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. The terms of the directors expire at the next annual stockholder’s meeting following their election. Despite the expiration of a director’s term, however, the director shall continue to serve until such director’s successor is elected and qualifies. Directors need not be stockholders unless so required by the Certificate of Incorporation.

3.3  Annual and Regular Meetings

An annual meeting of the Board shall be held without additional notice immediately after and at the same place as the annual meeting of stockholders.

By resolution, the Board, or any committee thereof, may specify the time and place for holding regular meetings thereof, either within or outside the State of Delaware, without notice other than such resolution.

3.4  Special Meetings

Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairperson of the Board, or the President or any two directors and, in the case of any special meeting of any committee designated by the Board, by the Chairperson thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special Board or committee meeting called by them.

3.5  Meetings by Telecommunications

Members of the Board or any committee designated by the Board may participate in a meeting of the Board or such committee by use of any means of telecommunications equipment pursuant to which all persons participating may simultaneously hear each other during such meeting. Participation by such method shall be deemed presence in person at such meeting.

3.6  Notice of Special Meetings

Notice of a special Board or committee meeting specifying the date, time and place of such meeting shall be given to a director in writing, by electronic transmission or orally by telephone or in person as specified below. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

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3.6.1  Personal Delivery

If delivery is by personal service, the notice shall be effective if delivered at the address specified on the records of the Corporation at least 24 hours before the date and time of the meeting.

3.6.2  Delivery by Mail

If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least five (5) days before the date and time of the meeting properly addressed to a director at his or her address specified on the records of the Corporation with postage prepaid.

3.6.3  Oral Notice

If notice is delivered orally, by telephone or in person, the notice shall be effective if personally given to a director at least 24 hours before the date and time of the meeting.

3.6.4  Notice by Facsimile Transmission

If notice is delivered by facsimile transmission, the notice shall be deemed effective if the content thereof is transmitted to the office of a director, at the facsimile number specified on the records of the Corporation, at least 24 hours before the date and time of the meeting, and receipt is either confirmed by confirming transmission equipment or acknowledged by the receiving office.

3.6.5  Notice by Private Courier

If notice is delivered by private courier, the notice shall be deemed effective if delivered to the courier, properly addressed and prepaid, by such time that the courier guarantees delivery at least 24 hours before the date and time of the meeting.

3.6.6  Notice by Other Electronic Means

If notice is delivered by electronic mail or other electronic means, the notice shall be delivered at least 24 hours before the date and time of the meeting.

3.7  Waiver of Notice

3.7.1  Written Waiver

Whenever any notice is required to be given to any director pursuant to the provisions of these Bylaws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, executed at any time, specifying the meeting for which notice is waived, signed by the person or persons entitled to such notice, and filed with the minutes or corporate records, shall be deemed equivalent to the giving of such notice.

Waiver of notice by electronic transmission shall be the equivalent of an executed written waiver and may be delivered at any time before or after the meeting.

3.7.2  Waiver by Attendance

The attendance of a director at a Board or committee meeting shall constitute a waiver of notice of such meeting, unless such director, at the beginning of the meeting, or promptly upon such director’s arrival, objects to holding the meeting or transacting any business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

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3.8  Quorum

A majority of the number of directors determined by or in the manner provided by these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board.

3.9  Manner of Acting

The act of the majority of the directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the DGCL.

3.10  Action by Board of Directors or Committee Without a Meeting

Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board or committee. The action shall be effective when the last signature is placed on the consent, unless the consent specifies an earlier or later date. Such written consent, which shall have the same effect as a unanimous vote of the directors or such committee, shall be inserted in the minute book as if it were the minutes of a Board or committee meeting.

3.11  Resignation

Any director may resign at any time by delivering notice in writing or by electronic transmission to the Chairperson of the Board, the Board, or to the registered office of the Corporation. Such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

3.12  Removal

Subject to any limitations imposed by the DGCL, one or more members of the Board (including the entire Board) may be removed at any time, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.13  Vacancies

Any vacancy occurring on the Board, including a vacancy resulting from an increase in the number of directors, may be filled by the stockholders, by the Board, by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office; except that the term of a director elected by the Board to fill a vacancy expires at the next stockholders’ meeting at which directors are elected. Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of a majority of the number of directors fixed by these Bylaws prior to such increase for a term of office continuing only until the next election of directors by the stockholders. Any directorship not so filled by the directors shall be filled by election at the next annual meeting of stockholders or at a special meeting of stockholders called for that purpose. A vacancy that will occur at a specific later date by reason of a resignation effective at such later date or otherwise may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

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If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.14  Minutes

The Board shall keep minutes of its meetings and shall cause them to be recorded in books kept for that purpose.

3.15  Executive and Other Committees

3.15.1  Creation of Committees

The Board, by resolution adopted by a majority of the number of directors fixed in the manner provided by these Bylaws, may appoint standing or temporary committees, including an Executive Committee, from its own number. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. The Board may invest such committee(s) with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws, the Certificate of Incorporation and the DGCL.

3.15.2  Authority of Committees

Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any Bylaw of the Corporation.

3.15.3  Quorum and Manner of Acting

A majority of the number of directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee.

3.15.4  Minutes of Meetings

All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

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3.15.5  Resignation

Any member of any committee may resign at any time by delivering written notice thereof to the Board, the Chairperson of the Board or the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

3.15.6  Removal

The Board may remove from office any member of any committee elected or appointed by it, but only by the affirmative vote of not less than a majority of the number of directors fixed by or in the manner provided by these Bylaws.

3.16  Compensation

By resolution of the Board, directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a staled salary as a director or a committee member, or a combination of the foregoing. No such payment shall preclude any director or committee member from serving the Corporation in any other capacity and receiving compensation therefor.

3.17  Chairperson of the Board of Directors

If appointed, the Chairperson of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and stockholders unless an officer is appointed or designated by the Board as Chairperson of such meeting.

SECTION 4. OFFICERS

4.1  Number

The officers of the Corporation shall be a President, a Secretary and a Treasurer, or the equivalent thereof, each of whom shall be appointed by the Board. One or more Vice Presidents and such other officers and assistant officers, including a Chairperson of the Board, may be appointed by the Board; such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as may be provided by resolution of the Board. Any officer may be assigned by the Board any additional title that the Board deems appropriate. The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person.

4.2  Appointment and Term of Office

The officers of the Corporation shall be appointed by the Board. Unless an officer dies, resigns, or is removed from office, he or she shall hold office until his or her successor is appointed.

4.3  Resignation

Any officer may resign at any time by delivering notice in writing or by electronic transmission to the Corporation. Any such resignation shall take effect at the time specified in the notice, or if no time is specified, upon delivery. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Once delivered, a notice of resignation is irrevocable unless revocation is permitted by the Board.

4.4  Removal

Subject to the rights, if any, of an officer or agent under any contract of employment, any officer or agent appointed by the Board may be removed by the affirmative vote of a majority of directors in office at the time, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

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4.5  Vacancies

A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board. If a resignation is made effective at a later date, and the Corporation accepts such future effective date, the Board may fill the pending vacancy before the effective date, if the Board provides that the successor does not take office until the effective date.

4.6  Chairperson of the Board of Directors

If appointed, the position of Chairperson of the Board shall not constitute an officer position of the Corporation, unless specifically designated as such by the Board. The Chairperson of the Board shall be a Board position as outlined in Section 3.17.

4.7  President

The President shall be the chief executive officer of the Corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairperson of the Board and, subject to the Board’s control, shall supervise and control all of the assets, business and affairs of the Corporation. The President shall have authority to sign deeds, mortgages, bonds, contracts, or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these Bylaws to some other officer or agent of the Corporation, or are required by law to be otherwise signed or executed by some other officer or in some other manner. In general, the President shall perform all duties incidental to the office of the President and such other duties as are prescribed by the Board from time to time.

4.8  Vice President

In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first appointed to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall have, to the extent authorized by the President or the Board, the same powers as the President to sign deeds, mortgages, bonds, contracts or other instruments. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by the Board.

4.9  Secretary

The Secretary shall (a) prepare and keep the minutes of meetings of the stockholders and the Board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be responsible for custody of the corporate records and seal of the Corporation; (d) keep registers of the address of each stockholder and director; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.10  Treasurer

If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

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4.11  Salaries

The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

SECTION 5. CONTRACTS, LOANS,

CHECKS AND DEPOSITS

5.1  Contracts

The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

Unless so ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or any amount.

5.2  Loans to Directors, Officers or Employees

Except as otherwise prohibited under applicable law, the Corporation may lend money to or guarantee the obligation of a director, officer or employee of the Corporation if the Board determines that the loan or guarantee may be reasonably expected to benefit the Corporation. The fact that a loan or guarantee is made in violation of this provision shall not affect the borrower’s liability on the loan.

5.3  Checks, Drafts, Etc.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, of the Corporation and in such manner as is from time to time determined by resolution of the Board.

SECTION 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1  Issuance of Shares

No shares of the Corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. Before the Corporation issues shares, the Board shall determine that the consideration received or to be received for such shares is adequate. In the absence of fraud, such determination by the Board shall be conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable.

6.2  Certificates for Shares

The shares of the Corporation shall be represented by certificates or shall be uncertificated. Certificates representing shares of the Corporation, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law and as shall be determined by the Board. Such certificates shall be signed by, or in the name of the Corporation by the Chairperson of the Board or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or any Assistant Secretary. Any or all of the signatures on the certificate may be a facsimile. The Corporation shall not have power to issue a certificate in bearer form. All certificates shall be consecutively numbered or otherwise identified.

Notwithstanding anything to the contrary in these Bylaws, at all times that the Corporation’s stock is listed on a stock exchange, such shares shall comply with all direct registration system eligibility requirements established by such exchange, including any requirement that shares of the Corporation’s stock be eligible for issue in book-entry form. All issuances and transfers of shares of the Corporation’s stock shall be entered on the books of the Corporation with all information necessary to comply with such direct registration system eligibility requirements, including the name and address of the person to whom the shares are issued, the number of shares issued and the date of issue.

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6.3  Stock Records

The stock transfer books shall be kept at the registered office or principal place of business of the Corporation or at the office of the Corporation’s transfer agent or registrar. The name and address of each person to whom shares are issued, together with the class and number of shares represented by each stock certificate, if any, and the date of issue thereof, shall be entered on the stock transfer books of the Corporation. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

6.4  Restriction on Transfer

6.4.1  Securities Laws

A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice to the registered owner of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

6.4.2  Other Restrictions

In addition, the front or back of all certificates shall include conspicuous written notice of any further restrictions which may be imposed on the transferability of such shares.

6.5  Transfer of Shares

Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the Corporation. In the case of shares of the Corporation represented by certificates, certificates surrendered to the Corporation for transfer shall be cancelled and no transfer of such shares shall be made until the former certificates for a like number of shares have been surrendered and cancelled.

6.6  Lost or Destroyed Certificates

In the case of shares of the Corporation represented by certificates, where such certificate or certificates are lost, destroyed or mutilated, a new certificate may be issued therefor upon such terms and indemnity to the Corporation as the Board may prescribe.

6.7 Transfer Agent and Registrar

The Board may from time to time appoint one or more Transfer Agents and one or more Registrars for the shares of the Corporation, with such powers and duties as the Board shall determine by resolution.

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6.8  Officer, Transfer Agent or Registrar Ceasing to Act

In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

6.9  Fractional Shares

The Corporation shall not issue fractional shares.

SECTION 7. BOOKS AND RECORDS

The Corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its stockholders and Board and such other records as may be necessary or advisable.

SECTION 8. FISCAL YEAR

The fiscal year of the Corporation shall be the calendar year; provided, however, that the Board may select a different fiscal year by resolution at any time for purposes of federal income taxes, or otherwise.

SECTION 9. SEAL

The Board may adopt a seal of the Corporation, which will consist of the name of the Corporation and the state of its incorporation.

SECTION 10. INDEMNIFICATION

10.1  Right to Indemnification of Directors and Officers

Any person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereafter a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith, provided such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 10.3 or with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

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10.2  Right to Advancement of Expenses

The right to indemnification conferred in Section 10.1 shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Notwithstanding the foregoing, unless such right is acquired other than pursuant to this Section 10, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (a) by the Board by a majority vote of the disinterested directors, even though less than a quorum, or (b) by a committee of disinterested directors designated by majority vote of the disinterested directors, even though less than a quorum, or (c) if there are no disinterested directors or the disinterested directors so direct, by independent legal counsel in a written opinion to the Board, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

10.3  Right of Indemnitee to Bring Suit

The rights to indemnification and to the advancement of expenses conferred in Sections 10.1 and 10.2 shall be contract rights. If a claim under Sections 10.1 and 10.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the full amount of the claim. If the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 10 or otherwise shall be on the Corporation.

10.4  Non-Exclusivity of Rights

The rights conferred on any person in this Section 10 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

10.5  Insurance

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any person who was or is a director, officer, employee or agent of the Corporation or was or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

10.6  Indemnification of Employees and Agents of the Corporation

The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 10 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

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10.7  No Presumption of Bad Faith

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that the person had reasonable cause to believe that the conduct was unlawful.

10.8  Survival of Rights

The rights conferred on any person by this Section 10 shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

10.9  Amendments to Law

For purposes of this Section 10, the meaning of “law” within the phrase “to the fullest extent not prohibited by law” shall include, but not be limited to, the DGCL, as the same exists on the date hereof or as it may be amended; provided, however, that in the case of any such amendment, such amendment shall apply only to the extent that it permits the Corporation to provide broader indemnification rights than the DGCL permitted the Corporation to provide prior to such amendment.

10.10  Savings Clause

If this Section 10 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall indemnify each director, officer or other agent to the fullest extent permitted by any applicable portion of this Section 10 that shall not have been invalidated, or by any other applicable law.

10.11  Certain Definitions

For the purposes of this Section 10, the following definitions shall apply:

(a) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, in which the director or officer may be or may have been involved as a party or otherwise by reason of the fact that the director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise.

(b) The term “expenses” shall be broadly construed and shall include, without limitation, all costs, charges and expenses (including fees and disbursements of attorneys, accountants and other experts) actually and reasonably incurred by a director or officer in connection with any proceeding, all expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification under these Bylaws, but shall not include amounts paid in settlement, judgments or fines.

(c) “Corporation” shall mean GlyEco, Inc. and any successor corporation thereof. The term “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 10 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d) References to a “director”, “executive officer”, “officer”, “employee” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

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(e) References to “other enterprises” shall include employee benefit plans. References to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan. References to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner the person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Section 10.

SECTION 11. AMENDMENTS

The Board is expressly empowered to adopt, alter, amend or repeal these Bylaws. Any adoption, alteration, amendment or repeal of these Bylaws by the Board shall require the approval of a majority of the authorized number of directors. The stockholders also shall have power to adopt, alter, amend or repeal these Bylaws; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

The foregoing Bylaws were adopted by the Board of Directors of the Corporation on                     , 2019.

[___________________]

Secretary

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APPENDIX F

FORM OF

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (this “Agreement”) dated as of                              , 20    , is made by and between GLYECO, INC., a Delaware corporation (the “Company”), and                      (“Indemnitee”).

RECITALS

A.          The Company desires to attract and retain the services of highly qualified individuals as directors, officers, employees and agents.

B.          The Company’s bylaws (the “Bylaws”) require that the Company indemnify its directors, and empowers the Company to indemnify its officers, employees and agents, as authorized by the General Corporation Law of the State of Delaware, as amended (the “DGCL”), under which the Company is organized and such Bylaws expressly provide that the indemnification provided therein is not exclusive and contemplates that the Company may enter into separate agreements with its directors, officers and other persons to set forth specific indemnification provisions.

C.          Indemnitee does not regard the protection currently provided by applicable law, the Company’s governing documents and available insurance as adequate under the present circumstances, and the Company has determined that Indemnitee and other directors, officers, employees and agents of the Company may not be willing to serve or continue to serve in such capacities without additional protection.

[D.        The Company and Indemnitee are parties to that certain Indemnity Agreement, dated on or about [            ] (the “Prior Agreement”), and, subsequent to the parties entering into the Prior Agreement, the Company reincorporated from the State of Nevada to the State of Delaware; and]

[D/E.]    The Company desires and has requested Indemnitee to [serve][continue to serve] as a director, officer, employee or agent of the Company, as the case may be, and has proffered this Agreement to Indemnitee as an additional inducement to serve in such capacity.

[E./F.    This Agreement would amend and restate the Prior Agreement, as set forth herein.]

[E./F./G.]          Indemnitee is willing to serve, or to continue to serve, as a director, officer, employee or agent of the Company, as the case may be, if Indemnitee is furnished the indemnity provided for herein by the Company.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.          Definitions.

(a)          Agent. For purposes of this Agreement, the term “agent” of the Company means any person who: (i) is or was a director, officer, employee or other fiduciary of the Company or a subsidiary of the Company; or (ii) is or was serving at the request or for the convenience of, or representing the interests of, the Company or a subsidiary of the Company, as a director, officer, employee or other fiduciary of a foreign or domestic corporation, partnership, joint venture, trust or other enterprise.

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(b)          Expenses. For purposes of this Agreement, the term “expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’, witness, or other professional fees and related disbursements, and other out-of-pocket costs of whatever nature), actually and reasonably incurred by Indemnitee in connection with the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement, the DGCL or otherwise, and amounts paid in settlement by or on behalf of Indemnitee, but shall not include any judgments, fines or penalties actually levied against Indemnitee for such individual’s violations of law. The term “expenses” shall also include reasonable compensation for time spent by Indemnitee for which he is not compensated by the Company or any subsidiary or third party (i) for any period during which Indemnitee is not an agent, in the employment of, or providing services for compensation to, the Company or any subsidiary; and (ii) if the rate of compensation and estimated time involved is approved by the directors of the Company who are not parties to any action with respect to which expenses are incurred, for Indemnitee while an agent of, employed by, or providing services for compensation to, the Company or any subsidiary.

(c)          Proceedings. For purposes of this Agreement, the term “proceeding” shall be broadly construed and shall include, without limitation, any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether formal or informal in any case, in which Indemnitee was, is or will be involved as a party or otherwise by reason of: (i) the fact that Indemnitee is or was a director or officer of the Company; (ii) the fact that any action taken by Indemnitee or of any action on Indemnitee’s part while acting as director, officer, employee or agent of the Company; or (iii) the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and in any such case described above, whether or not serving in any such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses may be provided under this Agreement.

(d)          Subsidiary. For purposes of this Agreement, the term “subsidiary” means any corporation or limited liability company of which more than 50% of the outstanding voting securities or equity interests are owned, directly or indirectly, by the Company and one or more of its subsidiaries, and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

(e)          Independent Counsel. For purposes of this Agreement, the term “independent counsel” means a law firm, or a partner (or, if applicable, member) of such a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “independent counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

2.          Agreement to Serve. Indemnitee will serve, or continue to serve, as a director, officer, employee or agent of the Company or any subsidiary, as the case may be, faithfully and to the best of his or her ability, at the will of such corporation (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of such corporation, so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws or other applicable charter documents of such corporation, or until such time as Indemnitee tenders his or her resignation in writing; provided, however, that nothing contained in this Agreement is intended as an employment agreement between Indemnitee and the Company or any of its subsidiaries or to create any right to continued employment of Indemnitee with the Company or any of its subsidiaries in any capacity.

The Company acknowledges that it has entered into this Agreement and assumes the obligations imposed on it hereby, in addition to and separate from its obligations to Indemnitee under the Bylaws, to induce Indemnitee to serve, or continue to serve, as a director, officer, employee or agent of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director, officer, employee or agent of the Company.

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3.          Indemnification.

(a)          Indemnification in Third Party Proceedings. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding.

(b)          Indemnification in Derivative Actions and Direct Actions by the Company. Subject to Section 10 below, the Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL, as the same may be amended from time to time (but, only to the extent that such amendment permits Indemnitee to broader indemnification rights than the DGCL permitted prior to adoption of such amendment), if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any proceeding by or in the right of the Company to procure a judgment in its favor, against any and all expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement, or appeal of such proceedings.

4.          Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any proceeding or in defense of any claim, issue or matter therein, including the dismissal of any action without prejudice, the Company shall indemnify Indemnitee against all expenses actually and reasonably incurred in connection with the investigation, defense or appeal of such proceeding.

5.          Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses actually and reasonably incurred by Indemnitee in the investigation, defense, settlement or appeal of a proceeding, but is precluded by applicable law or the specific terms of this Agreement to indemnification for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

6.          Advancement of Expenses. To the extent not prohibited by law, the Company shall advance the expenses incurred by Indemnitee in connection with any proceeding, and such advancement shall be made within twenty (20) days after the receipt by the Company of a statement or statements requesting such advances (which shall include invoices received by Indemnitee in connection with such expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause Indemnitee to waive any privilege accorded by applicable law shall not be included with the invoice) and upon request of the Company, an undertaking to repay the advancement of expenses if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. Advances shall be unsecured, interest free and without regard to Indemnitee’s ability to repay the expenses. Advances shall include any and all expenses actually and reasonably incurred by Indemnitee pursuing an action to enforce Indemnitee’s right to indemnification under this Agreement, or otherwise and this right of advancement, including expenses incurred preparing and forwarding statements to the Company to support the advances claimed. Indemnitee acknowledges that the execution and delivery of this Agreement shall constitute an undertaking providing that Indemnitee shall, to the fullest extent required by law, repay the advance if and to the extent that it is ultimately determined by a court of competent jurisdiction in a final judgment, not subject to appeal, that Indemnitee is not entitled to be indemnified by the Company. The right to advances under this Section 6 shall continue until final disposition of any proceeding, including any appeal therein. This Section 6 shall not apply to any claim made by Indemnitee for which indemnity is excluded pursuant to Section 10(b).

7.          Notice and Other Indemnification Procedures.

(a)          Notification of Proceeding. Indemnitee will notify the Company in writing promptly upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any proceeding or matter which may be subject to indemnification or advancement of expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation which it may have to Indemnitee under this Agreement or otherwise.

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(b)          Request for Indemnification and Indemnification Payments. Indemnitee shall notify the Company promptly in writing upon receiving notice of any demand, judgment or other requirement for payment that Indemnitee reasonably believes to be subject to indemnification under the terms of this Agreement, and shall request payment thereof by the Company. Indemnification payments requested by Indemnitee under Section 3 hereof shall be made by the Company no later than sixty (60) days after receipt of the written request of Indemnitee. Claims for advancement of expenses shall be made under the provisions of Section 6 herein.

(c)          Application for Enforcement. In the event the Company fails to make timely payments as set forth in Sections 6 or 7(b) above, Indemnitee shall have the right to apply to any court of competent jurisdiction for the purpose of enforcing Indemnitee’s right to indemnification or advancement of expenses pursuant to this Agreement. In such an enforcement hearing or proceeding, the burden of proof shall be on the Company to prove that indemnification or advancement of expenses to Indemnitee is not required under this Agreement or permitted by applicable law. Any determination by the Company (including its Board of Directors, stockholders or independent counsel) that Indemnitee is not entitled to indemnification hereunder, shall not be a defense by the Company to the action nor create any presumption that Indemnitee is not entitled to indemnification or advancement of expenses hereunder.

(d)          Indemnification of Certain Expenses. The Company shall indemnify Indemnitee against all expenses incurred in connection with any hearing or proceeding under this Section 7 unless the Company prevails in such hearing or proceeding on the merits in all material respects.

8.          Assumption of Defense. In the event the Company shall be requested by Indemnitee to pay the expenses of any proceeding, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, or to participate to the extent permissible in such proceeding, with counsel reasonably acceptable to Indemnitee. Upon assumption of the defense by the Company and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that Indemnitee shall have the right to employ separate counsel in such proceeding at Indemnitee’s sole cost and expense. Notwithstanding the foregoing, if Indemnitee’s counsel delivers a written notice to the Company stating that such counsel has reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or the Company shall not, in fact, have employed counsel or otherwise actively pursued the defense of such proceeding within a reasonable time, then in any such event the fees and expenses of Indemnitee’s counsel to defend such proceeding shall be subject to the indemnification and advancement of expenses provisions of this Agreement.

9.          Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any subsidiary (“D&O Insurance”), Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

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10.          Exceptions.

(a)          Certain Matters. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee on account of any proceeding with respect to (i) remuneration paid to Indemnitee if it is determined by final judgment or other final adjudication that such remuneration was in violation of law (and, in this respect, both the Company and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication, as indicated in Section 10(d) below); (ii) a final judgment rendered against Indemnitee for an accounting, disgorgement or repayment of profits made from the purchase or sale by Indemnitee of securities of the Company against Indemnitee or in connection with a settlement by or on behalf of Indemnitee to the extent it is acknowledged by Indemnitee and the Company that such amount paid in settlement resulted from Indemnitee’s conduct from which Indemnitee received monetary personal profit, pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other provisions of any federal, state or local statute or rules and regulations thereunder; (iii) a final judgment or other final adjudication that Indemnitee’s conduct was in bad faith, knowingly fraudulent or deliberately dishonest or constituted willful misconduct (but only to the extent of such specific determination); or (iv) on account of conduct that is established by a final judgment as constituting a breach of Indemnitee’s duty of loyalty to the Company or resulting in any personal profit or advantage to which Indemnitee is not legally entitled. For purposes of the foregoing sentence, a final judgment or other adjudication may be reached in either the underlying proceeding or action in connection with which indemnification is sought or a separate proceeding or action to establish rights and liabilities under this Agreement.

(b)          Claims Initiated by Indemnitee. Any provision herein to the contrary notwithstanding, the Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought by Indemnitee against the Company or its directors, officers, employees or other agents and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or under any other agreement, provision in the Bylaws or Certificate of Incorporation or applicable law, or (ii) with respect to any other proceeding initiated by Indemnitee that is either approved by the Board of Directors or Indemnitee’s participation is required by applicable law. However, indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors determines it to be appropriate.

(c)          Unauthorized Settlements. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee under this Agreement for any amounts paid in settlement of a proceeding effected without the Company’s written consent. Neither the Company nor Indemnitee shall unreasonably withhold consent to any proposed settlement; provided, however, that the Company may in any event decline to consent to (or to otherwise admit or agree to any liability for indemnification hereunder in respect of) any proposed settlement if the Company is also a party in such proceeding and determines in good faith that such settlement is not in the best interests of the Company and its stockholders.

(d)          Securities Act Liabilities. Any provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee or otherwise act in violation of any undertaking appearing in and required by the rules and regulations promulgated under the Securities Act of 1933, as amended (the “Act”), or in any registration statement filed with the SEC under the Act. Indemnitee acknowledges that paragraph (h) of Item 512 of Regulation S-K currently generally requires the Company to undertake in connection with any registration statement filed under the Act to submit the issue of the enforceability of Indemnitee’s rights under this Agreement in connection with any liability under the Act on public policy grounds to a court of appropriate jurisdiction and to be governed by any final adjudication of such issue. Indemnitee specifically agrees that any such undertaking shall supersede the provisions of this Agreement and to be bound by any such undertaking.

11.          Contribution Claims.

(a)          If the indemnification provided in Section 3 is unavailable in whole or in part and may not be paid to Indemnitee for any reason other than those set forth in Section 10, then in respect to any proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such proceeding), to the fullest extent permitted by applicable law, the Company, in lieu of indemnifying Indemnitee, shall pay, in the first instance, for any and all expenses, actually and reasonably incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of such proceeding without requiring Indemnitee to contribute to such payment, and the Company hereby waives and relinquishes any right of contribution it may have at any time against Indemnitee.

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(b)          With respect to a proceeding brought against directors, officers, employees or agents of the Company (other than Indemnitee), to the fullest extent permitted by applicable law, the Company shall indemnify Indemnitee from any claims for contribution that may be brought by any such directors, officers, employees or agents of the Company (other than Indemnitee) who may be jointly liable with Indemnitee, to the same extent Indemnitee would have been entitled to such indemnification under this Agreement if such proceeding had been brought against Indemnitee.

12.          Nonexclusivity and Survival of Rights.

(a)          The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which Indemnitee may at any time be entitled under any provision of applicable law, the Company’s Certificate of Incorporation, Bylaws or other agreements, both as to action in Indemnitee’s official capacity and Indemnitee’s action as an agent of the Company, in any court in which a proceeding is brought, and Indemnitee’s rights hereunder shall continue after Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors, administrators and assigns of Indemnitee. The obligations and duties of the Company to Indemnitee under this Agreement shall be binding on the Company and its successors and assigns until terminated in accordance with its terms. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

(b)          No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his or her corporate status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification or advancement of expenses than would be afforded currently under the Company’s Certificate of Incorporation, the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, by Indemnitee shall not prevent the concurrent assertion or employment of any other right or remedy by Indemnitee.

13.          Term. This Agreement shall continue until and terminate upon the later of: (a) five (5) years after the date that Indemnitee shall have ceased to serve as a director or and/or officer, employee or agent of the Company; or (b) one (1) year after the final termination of any proceeding, including any appeal then pending, in respect to which Indemnitee was granted rights of indemnification or advancement of expenses hereunder.

No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against an Indemnitee or an Indemnitee’s estate, spouse, heirs, executors or personal or legal representatives after the expiration of five (5) years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such five-year period; provided, however, that if any shorter period of limitations is otherwise applicable to such cause of action, such shorter period shall govern.

14.          Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who, at the request and expense of the Company, shall execute all papers required and shall do everything that may be reasonably necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

15.          Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to Indemnitee to the fullest extent now or hereafter permitted by law.

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16.          Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (a) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 15 hereof.

17.          Amendment and Waiver. No supplement, modification, amendment, or cancellation of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

18.          Notice. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by overnight delivery, courier or personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mail, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified at the addresses set forth on the signature page of this Agreement (or such other address(es) as a party may designate for itself by like notice). If to the Company, notices and demands shall be delivered to the attention of the Secretary of the Company.

19.          Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

20.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

21.          Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

22.          Entire Agreement. This Agreement amends and restates the Prior Agreement in its entirety and constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, written and oral, between the parties with respect to the subject matter of this Agreement; provided, however, that this Agreement is a supplement to and in furtherance of the Company’s Certificate of Incorporation, the Bylaws, the DGCL and any other applicable law, and shall not be deemed a substitute therefor, and does not diminish or abrogate any rights of Indemnitee thereunder.

[Signature Page Follows]

In Witness Whereof, the parties hereto have entered into this Agreement effective as of the date first above written.

GLYECO, INC.

By:
Name:
Title:

INDEMNITEE

Signature of Indemnitee

Print or Type Name of Indemnitee

Address:

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APPENDIX G

Nevada Revised Statutes – Sections 92A.300 – 92A.500

RIGHTS OF DISSENTING OWNERS

NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

(Added to NRS by 1995, 2086)

NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

(Added to NRS by 1995, 2087)

NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

(Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3.  Without discounting for lack of marketability or minority status.

(Added to NRS by 1995, 2087; A 2009, 1720)

NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

(Added to NRS by 1995, 2087)

NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

(Added to NRS by 1995, 2087)

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NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

(Added to NRS by 1995, 2087; A 2009, 1721)

NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

(Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.

1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

(Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

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(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2.  The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

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3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410  Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

NRS 92A.420  Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

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(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.

2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

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3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460  Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

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NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

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2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

NRS 92A.500  Assessment of costs and fees in certain legal proceedings.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.

(Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566)

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